Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended December 31, 2012

Boston Properties, Inc.

Fourth Quarter 2012

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Value-Added Fund	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical, Industrial and Retail Properties	27
Boston Lease Expiration Roll Out	28-29
New York Lease Expiration Roll Out	30-31
Princeton Lease Expiration Roll Out	32-33
San Francisco Lease Expiration Roll Out	34-35
Washington, DC Lease Expiration Roll Out	36-37
CBD/Suburban Lease Expiration Roll Out	38-39
Hotel and Residential Performance	40
Same Property Occupancy Analysis	41
Same Property Performance	42
Reconciliation to Same Property Performance and Net Income	43-44
Leasing Activity	45
Capital Expenditures, Tenant Improvements and Leasing Commissions	46
Acquisitions/Dispositions	47
Value Creation Pipeline - Construction in Progress	48
Value Creation Pipeline - Land Parcels and Purchase Options	49
Definitions	50-52

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: One Freedom Square, Washington, DC)

Boston Properties, Inc.

Fourth Quarter 2012

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, New York, Princeton, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, three residential properties and four retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed use complexes, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-three individuals averages twenty-eight years of real estate experience and eighteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of the Board of Directors and Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of ten distinguished members, the majority of whom serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy that includes the following:

•

concentrating on carefully selected markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these select markets;

•	taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of December 31, 2012)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, New York, Princeton, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures, other than the Value-Added Fund)	157
Total Square Feet (includes unconsolidated joint ventures, other than the Value-Added Fund, and structured parking)	60.3 million
Common Shares and Units Outstanding (as converted, but excluding outperformance plan units)	170.3 million
Dividend - Quarter/Annualized	$0.65/$2.60
Dividend Yield	2.46%
Total Combined Market Capitalization	$28.4 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A - (S&P)

Boston Properties, Inc.

Fourth Quarter 2012

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman Chairman of the Board and Chief Executive Officer	Joel I. Klein Director	Raymond A. Ritchey Executive Vice President, National Director of Acquisitions & Development	Robert E. Pester Senior Vice President and Regional Manager of San Francisco

Douglas T. Linde President and Director	Matthew J. Lustig Director	Michael E. LaBelle Senior Vice President, Chief Financial Officer	Robert E. Selsam Senior Vice President and Regional Manager of New York

Zoë Baird Budinger Director, Chair of Nominating & Corporate Governance Committee	Alan J. Patricof Director, Chair of Audit Committee	Peter D. Johnston Senior Vice President and Regional Manager of Washington, DC	Frank D. Burt Senior Vice President, General Counsel

Carol B. Einiger Director	Martin Turchin Director	Bryan J. Koop Senior Vice President and Regional Manager of Boston	Michael R. Walsh Senior Vice President, Finance

Dr. Jacob A. Frenkel Director	David A. Twardock Director, Chair of Compensation Committee	Mitchell S. Landis Senior Vice President and Regional Manager of Princeton	Arthur S. Flashman Vice President, Controller

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900 Boston, MA 02199	Stock Exchange Listing	800 Boylston Street, Suite 1900 Boston, MA 02199	Michael Walsh, Senior Vice President, Finance
(t) 617.236.3300	New York Stock Exchange	(t) 617.236.3322	at 617.236.3410 or
(f) 617.236.3311		(f) 617.236.3311 www.bostonproperties.com	mwalsh@bostonproperties.com
Arista Joyner, Investor Relations Manager
at 617.236.3343 or
ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)
Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011
High Closing Price	$111.46	$116.07	$109.75	$107.57	$101.59
Low Closing Price	$100.03	$108.45	$99.03	$97.49	$84.72
Average Closing Price	$105.70	$111.48	$104.47	$102.95	$94.31
Closing Price, at the end of the quarter	$105.81	$110.61	$108.37	$104.99	$99.60
Dividends per share - annualized	$2.60	$2.20	$2.20	$2.20	$2.20
Closing dividend yield - annualized	2.46%	1.99%	2.03%	2.10%	2.21%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding outperformance plan units) (thousands) (1)	170,265	170,264	170,266	168,956	167,733
Closing market value of outstanding shares and units (thousands)	$18,076,824	$18,893,986	$18,451,727	$17,738,690	$16,706,207

(1)	For additional detail, see page 12.

Timing
Quarterly results for the next four quarters will be announced according to the following schedule:

First Quarter 2013	Tentatively April 30, 2013
Second Quarter 2013	Tentatively July 30, 2013
Third Quarter 2013	Tentatively October 28, 2013
Fourth Quarter 2013	Tentatively January 28, 2014

Boston Properties, Inc.

Fourth Quarter 2012

RESEARCH COVERAGE

Equity Research Coverage	Debt Research Coverage	Rating Agencies

John Eade

Argus Research Company

212.427.7500

Jeffrey Spector / Jamie Feldman

Bank of America Merrill Lynch

212.449.6329 / 212.449.6339

Ross Smotrich / Michael Lewis

Barclays Capital

212.526.2306 / 212.526.3098

David Toti / Evan Smith

Cantor Fitzgerald

212-829-5224 / 215-915-1220

Michael Bilerman / Joshua Attie

Citigroup Global Markets

212.816.1383 / 212.816.1685

James Sullivan

Cowen and Company

646.562.1380

John Perry / Vin Chao

Deutsche Bank Securities

212.250.4912 / 212.250.6799

Sheila McGrath / Nathan Crossett

Evercore Partners

212.497.0882 / 212.497.0870

Michael Knott / Jed Reagan

Green Street Advisors

949.640.8780 / 949.640.8780

David Harris

Imperial Capital

212.351.9429

Steve Sakwa / George Auerbach

ISI Group

212.446.9462 / 212.446.9459

Omotayo Okusanya

Jefferies & Co.

212.336.7076

Mitch Germain

JMP Securities

212.906.3546

Anthony Paolone / Joseph Dazio

J.P. Morgan Securities

212.622.6682 / 212.622.6416

Jordan Sadler / Craig Mailman

KeyBanc Capital Markets

917.368.2280 / 917.368.2316

Robert Stevenson

Macquarie Research

212.857.6168

Paul Morgan

Morgan Stanley

415.576.2637

Rich Moore / Mike Carroll

RBC Capital Markets

440.715.2646 / 440.715.2649

David Rodgers / Matthew Spencer

RW Baird

216.737.7341 / 414.298.5053

Alexander Goldfarb / James Milam

Sandler O’Neill & Partners

212.466.7937 / 212.466.8066

John Guinee / Erin Aslakson

Stifel, Nicolaus & Company

443.224.1307 / 443.224.1350

Ross Nussbaum

UBS Securities

212.713.2484

Tom Truxillo

Bank of America Merrill Lynch

980.386.5212

Thomas Cook

Citi Investment Research

212.723.1112

John Giordano

Credit Suisse Securities

212.538.4935

Mark Streeter

J.P. Morgan Securities

212.834.5086

Thierry Perrein / Jason Jones

Wells Fargo

704.715.8455 / 704.715.7932

George Hoglund Fitch Ratings 212.908.9149 Karen Nickerson Moody’s Investors Service 212.553.4924 Susan Madison Standard & Poor’s 212.438.4516

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Fourth Quarter 2012

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 50-52.

	Three Months Ended
	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11
Selected Items:
Revenue	$485,405	$471,562	$473,521	$445,779	$450,528
Straight-line rent (1)	$19,933	$21,351	$21,386	$21,902	$21,404
Fair value lease revenue (1) (2)	$16,055	$16,982	$17,440	$17,863	$19,756
Revenue from residential properties	$5,555	$5,496	$5,036	$5,556	$3,588
Company share of funds from operations from unconsolidated joint ventures	$28,727	$30,633	$44,704	$34,842	$36,138
Lease termination fees (included in revenue) (1)	$2,395	$1,779	$16,258	$3,387	$7,168
Ground rent expense (3)	$4,981	$5,003	$5,023	$8,224	$4,897
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$7,043	$6,930	$6,820	$8,264	$9,815
Capitalized interest	$12,869	$10,131	$10,077	$11,201	$12,188
Capitalized wages	$3,948	$2,778	$3,309	$2,668	$2,856
Operating Margins [(rental revenue - rental expense)/rental revenue] (4)	65.5%	64.5%	66.1%	65.4%	66.3%
Gains (losses) from early extinguishments of debt	$—	$(5,494)	$274	$767	$(1,494)
Net income attributable to Boston Properties, Inc.	$65,400	$57,249	$118,559	$48,454	$101,644
Funds from operations (FFO) attributable to Boston Properties, Inc.	$192,462	$175,779	$206,474	$166,729	$179,298
FFO per share - diluted	$1.27	$1.15	$1.36	$1.12	$1.21
Net income attributable to Boston Properties, Inc. per share - basic	$0.43	$0.38	$0.79	$0.33	$0.69
Net income attributable to Boston Properties, Inc. per share - diluted	$0.43	$0.38	$0.78	$0.33	$0.69
Dividends per common share	$0.65	$0.55	$0.55	$0.55	$0.55
Funds available for distribution to common shareholders and common unitholders (FAD) (5)	$147,392	$128,710	$174,575	$119,696	$103,460
Ratios:
Interest Coverage Ratio (excluding capitalized interest) - cash basis (6)	3.11	2.84	3.36	2.87	2.99
Interest Coverage Ratio (including capitalized interest) - cash basis (6)	2.74	2.57	3.03	2.56	2.64
FFO Payout Ratio (7)	51.18%	47.83%	40.44%	49.11%	45.45%
FAD Payout Ratio (8)	74.55%	72.22%	53.24%	77.05%	88.41%

	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11
Capitalization:
Common Stock Price @ Quarter End	$105.81	$110.61	$108.37	$104.99	$99.60
Equity Value @ Quarter End	$18,076,824	$18,893,986	$18,451,727	$17,738,690	$16,706,207
Total Consolidated Debt	$8,912,369	$8,675,858	$8,921,207	$7,985,626	$8,704,138
Total Consolidated Market Capitalization	$26,989,193	$27,569,844	$27,372,934	$25,724,316	$25,410,345
Total Consolidated Debt/Total Consolidated Market Capitalization (9)	33.02%	31.47%	32.59%	31.04%	34.25%
BXP’s Share of Joint Venture Debt	$1,445,346	$1,442,631	$1,440,541	$1,436,587	$1,433,687
Total Combined Debt	$10,357,715	$10,118,489	$10,361,748	$9,422,213	$10,137,825
Total Combined Market Capitalization (10)	$28,434,539	$29,012,475	$28,813,475	$27,160,903	$26,844,032
Total Combined Debt/Total Combined Market Capitalization (10) (11)	36.43%	34.88%	35.96%	34.69%	37.77%

(1)	Includes the Company’s share of unconsolidated joint venture amounts. For additional detail, see page 17.
(2)	Represents the net adjustment for above - and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Includes non-cash straight-line adjustments to ground rent. For the three months ended March 31, 2012, the straight-line ground rent expense also includes a one-time adjustment of approximately $3.2 million. See page 11 for the straight-line adjustments to the ground rent expense.
(4)	Rental Expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $12,761, $13,122, $12,824, $12,124 and $12,084 for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.
(5)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(6)	For additional detail, see page 11.
(7)	FFO Payout Ratio is defined as dividends per share to common shareholders divided by FFO per share.
(8)	FAD Payout Ratio is defined as distributions to common shareholders and unitholders divided by FAD.
(9)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 50.
(10)	For additional detail, see page 12.
(11)	For disclosures related to our definition of Total Combined Debt to Total Combined Market Capitalization Ratio, see page 50.

Boston Properties, Inc.

Fourth Quarter 2012

CONSOLIDATED BALANCE SHEETS (*)

(unaudited and in thousands)

	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11
ASSETS
Real estate	$13,581,454	$13,183,754	$13,161,405	$12,955,061	$12,303,965
Construction in progress (1)	1,036,780	937,475	732,734	870,006	818,685
Land held for future development	275,094	273,922	270,169	268,030	266,822
Less accumulated depreciation	(2,934,160)	(2,853,319)	(2,791,211)	(2,732,434)	(2,642,986)

Total real estate	11,959,168	11,541,832	11,373,097	11,360,663	10,746,486
Cash and cash equivalents	1,041,978	1,223,215	1,671,997	591,196	1,823,208
Cash held in escrows	55,181	32,926	32,265	31,219	40,332
Marketable securities	12,172	11,792	11,036	11,193	9,548
Tenant and other receivables, net	69,555	45,076	43,544	68,312	79,838
Related party notes receivable (2)	282,491	282,206	282,416	281,177	280,442
Interest receivable from related party notes receivable (2)	104,816	102,122	98,866	95,126	89,854
Accrued rental income, net	598,199	580,013	560,360	541,915	522,675
Deferred charges, net	588,235	535,077	504,689	501,202	445,403
Prepaid expenses and other assets	90,610	132,358	41,619	73,319	75,458
Investments in unconsolidated joint ventures	659,916	664,690	670,653	667,377	669,722

Total assets	$15,462,321	$15,151,307	$15,290,542	$14,222,699	$14,782,966

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$3,102,485	$2,873,686	$2,902,125	$2,971,760	$3,123,267
Unsecured senior notes, net of discount	4,639,528	4,639,217	4,863,413	3,865,369	3,865,186
Unsecured exchangeable senior notes, net of discount	1,170,356	1,162,955	1,155,669	1,148,497	1,715,685
Unsecured line of credit	—	—	—	—	—
Accounts payable and accrued expenses	199,102	193,684	163,688	165,633	155,139
Dividends and distributions payable	110,488	93,461	93,353	92,615	91,901
Accrued interest payable	72,461	101,874	65,188	100,595	69,105
Other liabilities	324,613	309,231	308,581	325,053	293,515

Total liabilities	9,619,033	9,374,108	9,552,017	8,669,522	9,313,798

Commitments and contingencies	—	—	—	—	—

Noncontrolling interests:
Redeemable preferred units of the Operating Partnership	110,876	110,876	51,537	51,537	55,652

Redeemable interest in property partnership	97,558	—	—	—	—

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 151,601,209, 150,856,237, 150,715,702, 149,384,341 and 148,107,611 outstanding, respectively	1,516	1,509	1,507	1,494	1,481
Additional paid-in capital	5,222,073	5,194,520	5,184,671	5,050,526	4,936,457
Dividends in excess of earnings	(109,985)	(76,830)	(51,152)	(86,787)	(53,080)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(13,817)	(14,379)	(14,978)	(15,558)	(16,138)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,097,065	5,102,098	5,117,326	4,946,953	4,865,998
Noncontrolling interests:
Common units of the Operating Partnership	539,753	566,077	571,222	555,954	548,581
Property partnerships	(1,964)	(1,852)	(1,560)	(1,267)	(1,063)

Total equity	5,634,854	5,666,323	5,686,988	5,501,640	5,413,516

Total liabilities and equity	$15,462,321	$15,151,307	$15,290,542	$14,222,699	$14,782,966

(1)	Represents the portion of the Company’s consolidated development projects which qualify for interest capitalization which generally excludes intangible assets.
(2)	The notes receivable consist of (1) a partner loan from the Company to the unconsolidated joint venture entity that owns 767 Fifth Avenue (The GM Building) totaling $270.0 million and (2) two loans from the Company to the Company’s Value-Added Fund in maximum amounts aggregating $18.0 million, of which an aggregate net amount of approximately $12.5 million had been advanced as of December 31, 2012. The unconsolidated entities have corresponding notes payable to the Company, see pages 17 and 18.
(*)	The servicer of the non-recourse mortgage loan in the amount of $25.0 million collateralized by the Company’s Montvale Center property located in Gaithersburg, Maryland foreclosed on the property on January 31, 2012. As a result of the foreclosure, the Company recognized a gain on forgiveness of debt during the first quarter of 2012 totaling approximately $15.8 million, net of noncontrolling interests’ share of approximately $2.0 million. Due to a procedural error of the trustee, the foreclosure sale was subsequently dismissed by the applicable court prior to ratification. As a result, the Company has revised its financial statements to reflect the property and related mortgage debt on its consolidated balance sheet at December 31, 2012 and has reversed the gain on forgiveness of debt and recognized the operating activity from the property within its quarterly consolidated statement of operations. A subsequent foreclosure sale occurred on December 21, 2012, and ratification by the applicable court is pending. Once ratified, the Company will recognize a gain on forgiveness of debt. These events have no impact on the cash flows of the Company.

Boston Properties, Inc.

Fourth Quarter 2012

CONSOLIDATED INCOME STATEMENTS (*)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11
Revenue
Rental
Base Rent	$382,934	$371,123	$372,875	$356,601	$357,024
Recoveries from tenants	59,825	59,986	57,509	51,787	51,929
Parking and other	22,612	23,070	23,524	22,429	21,217

Total rental revenue	465,371	454,179	453,908	430,817	430,170
Hotel revenue	11,691	9,359	10,049	6,816	11,632
Development and management services	8,343	8,024	9,564	8,146	8,726

Total revenue	485,405	471,562	473,521	445,779	450,528

Expenses
Operating	95,383	95,734	92,515	89,397	87,461
Real estate taxes	73,750	73,600	69,696	67,288	65,533
Hotel operating	8,519	6,886	6,616	6,099	8,076
General and administrative (1) (2)	15,940	19,757	19,066	27,619	19,329
Transaction costs	401	1,140	8	2,104	80
Depreciation and amortization	120,550	111,554	111,832	109,132	108,511

Total expenses	314,543	308,671	299,733	301,639	288,990

Operating income	170,862	162,891	173,788	144,140	161,538
Other income (expense)
Income from unconsolidated joint ventures (3)	6,949	9,217	21,191	11,721	57,712
Interest and other income	2,062	4,001	2,382	1,646	1,179
Gains (losses) from investments in securities (1)	187	587	(186)	801	38
Interest expense	(103,452)	(105,680)	(100,550)	(103,882)	(103,967)
Gains (losses) from early extinguishments of debt	—	(5,494)	274	767	(1,494)

Income from continuing operations	76,608	65,522	96,899	55,193	115,006
Discontinued operations
Income from discontinued operations (4)	—	—	398	642	437
Gain on sale of real estate from discontinued operations (4)	—	—	36,877	—	—

Net income	76,608	65,522	134,174	55,835	115,443
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(2,331)	(458)	(457)	(546)	(440)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(1,057)	(874)	(765)	(801)	(842)
Noncontrolling interest - common units of the Operating Partnership (5)	(7,820)	(6,941)	(10,299)	(5,965)	(12,470)
Noncontrolling interest in discontinued operations - common units of the Operating Partnership (5)	—	—	(4,094)	(69)	(47)

Net income attributable to Boston Properties, Inc.	$65,400	$57,249	$118,559	$48,454	$101,644

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income attributable to Boston Properties, Inc. per share - basic	$0.43	$0.38	$0.79	$0.33	$0.69

Net income attributable to Boston Properties, Inc. per share - diluted	$0.43	$0.38	$0.78	$0.33	$0.69

(1)	Gains (losses) from investments in securities includes $187, $587, $(186), $801 and $38 and general and administrative expense includes $(187), $(597), $349, $(825) and $(38) for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended March 31, 2012, general and administrative expense includes approximately $4.5 million resulting from the resignation of the Company’s Chief Operating Officer.
(3)	For the three months ended September 30, 2012, income from unconsolidated joint ventures includes the gain on sale of the Value-Added Fund’s 300 Billerica Road property totaling approximately $0.2 million. For the three months ended December 31, 2011, income from unconsolidated joint ventures includes the gain on sale of Two Grand Central Tower totaling approximately $46.2 million.
(4)	On May 17, 2012, the Company completed the sale of its Bedford Business Park properties located in Bedford, Massachusetts for approximately $62.8 million in cash. Net cash proceeds totaled approximately $62.0 million, resulting in a gain on sale of approximately $36.9 million. The operating results of the properties through the date of sale have been classified as discontinued operations on a historical basis for all periods presented.
(5)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 10.39%, 10.48%, 10.54%, 10.67% and 10.77% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.
(*)	The servicer of the non-recourse mortgage loan in the amount of $25.0 million collateralized by the Company’s Montvale Center property located in Gaithersburg, Maryland foreclosed on the property on January 31, 2012. As a result of the foreclosure, the Company recognized a gain on forgiveness of debt during the first quarter of 2012 totaling approximately $15.8 million, net of noncontrolling interests’ share of approximately $2.0 million. Due to a procedural error of the trustee, the foreclosure sale was subsequently dismissed by the applicable court prior to ratification. As a result, the Company has revised its financial statements to reflect the property and related mortgage debt on its consolidated balance sheet at December 31, 2012 and has reversed the gain on forgiveness of debt and recognized the operating activity from the property within its quarterly consolidated statement of operations. A subsequent foreclosure sale occurred on December 21, 2012, and ratification by the applicable court is pending. Once ratified, the Company will recognize a gain on forgiveness of debt. These events have no impact on the cash flows of the Company.

Certain prior period amounts have been reclassified to conform to the current period presentation.

Boston Properties, Inc.

Fourth Quarter 2012

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11
Net income attributable to Boston Properties, Inc.	$65,400	$57,249	$118,559	$48,454	$101,644
Add:
Noncontrolling interest in discontinued operations - common units of the Operating Partnership	—	—	4,094	69	47
Noncontrolling interest - common units of the Operating Partnership	7,820	6,941	10,299	5,965	12,470
Noncontrolling interest - redeemable preferred units of the Operating Partnership	1,057	874	765	801	842
Noncontrolling interests in property partnerships	2,331	458	457	546	440
Less:
Income from discontinued operations	—	—	398	642	437
Gain on sale of real estate from discontinued operations	—	—	36,877	—	—

Income from continuing operations	76,608	65,522	96,899	55,193	115,006
Add:
Real estate depreciation and amortization (1)	142,029	132,887	135,219	132,618	133,415
Income from discontinued operations	—	—	398	642	437
Less:
Gains on sales of real estate included within income from unconsolidated joint ventures (2)	—	248	—	—	46,166
Noncontrolling interests in property partnerships’ share of funds from operations	2,795	923	956	1,010	904
Noncontrolling interest - redeemable preferred units of the Operating Partnership	1,057	874	765	801	842

Funds from operations (FFO) attributable to the Operating Partnership	214,785	196,364	230,795	186,642	200,946
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	22,323	20,585	24,321	19,913	21,648

FFO attributable to Boston Properties, Inc. (3)	$192,462	$175,779	$206,474	$166,729	$179,298

FFO per share - basic	$1.27	$1.17	$1.37	$1.12	$1.21

Weighted average shares outstanding - basic	151,006	150,801	150,312	148,343	147,732

FFO per share - diluted	$1.27	$1.15	$1.36	$1.12	$1.21

Weighted average shares outstanding - diluted	152,708	153,310	152,047	150,140	149,435

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $120,550, $111,554, $111,832, $109,132 and $108,511, our share of unconsolidated joint venture real estate depreciation and amortization of $21,778, $21,664, $23,513, $23,121 and $24,592, and depreciation and amortization from discontinued operations of $0, $0, $243, $733 and $670, less corporate related depreciation of $299, $331, $369, $368 and $358 for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.
(2)	For the three months ended September 30, 2012, consists of the gain on sale of the Value-Added Fund’s 300 Billerica Road property included within income from unconsolidated joint ventures in the Company’s consolidated statements of operations. For the three months ended December 31, 2011, consists of the gain on sale of Two Grand Central Tower included within income from unconsolidated joint ventures in the Company’s consolidated statements of operations.
(3)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011 was 89.61%, 89.52%, 89.46%, 89.33% and 89.23%, respectively.

Boston Properties, Inc.

Fourth Quarter 2012

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)
Basic FFO	$214,785	168,521	$196,364	168,461	$230,795	168,018	$186,642	166,060	$200,946	165,569
Effect of Dilutive Securities
Convertible Preferred Units	749	1,307	764	1,327	765	1,353	801	1,394	842	1,461
Stock based compensation and exchangeable senior notes	—	395	—	1,182	—	382	—	403	—	242

Diluted FFO	$215,534	170,223	$197,128	170,970	$231,560	169,753	$187,443	167,857	$201,788	167,272
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted funds from operations	22,177	17,515	20,361	17,660	24,152	17,706	19,784	17,717	21,517	17,837

Company’s share of diluted FFO (1)	$193,357	152,708	$176,767	153,310	$207,408	152,047	$167,659	150,140	$180,271	149,435

FFO per share - basic	$1.27		$1.17		$1.37		$1.12		$1.21

FFO per share - diluted	$1.27		$1.15		$1.36		$1.12		$1.21

(1)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011 was 89.71%, 89.67%, 89.57%, 89.45% and 89.34%, respectively.

Boston Properties, Inc.

Fourth Quarter 2012

Funds Available for Distribution (FAD) (in thousands)
	Three Months Ended
	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11
Basic FFO (see page 9)	$214,785	$196,364	$230,795	$186,642	$200,946
2nd generation tenant improvements and leasing commissions	(34,815)	(40,116)	(36,519)	(50,678)	(60,564)
Straight-line rent (1)	(19,933)	(21,351)	(21,386)	(21,902)	(21,404)
Recurring capital expenditures	(10,711)	(6,262)	(5,005)	(1,796)	(18,299)
Fair value interest adjustment (1)	(143)	1,335	1,292	202	(80)
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	7,043	6,930	6,820	8,264	9,815
Fair value lease revenue (1) (2)	(16,055)	(16,982)	(17,440)	(17,863)	(19,756)
Hotel improvements, equipment upgrades and replacements	(214)	(305)	(190)	(187)	(799)
Straight-line ground rent expense adjustment (3)	1,838	1,838	1,838	5,032	1,788
Non real estate depreciation	299	331	369	368	358
Stock-based compensation (4)	4,820	6,746	6,755	11,358	5,970
Non-cash losses (gains) from early extinguishments of debt	—	196	(282)	(914)	1,494
Non-cash termination adjustment (including fair value lease amounts)	155	(154)	4,938	56	(573)
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	323	140	2,590	1,114	4,564

Funds available for distribution to common shareholders and common unitholders (FAD)	$147,392	$128,710	$174,575	$119,696	$103,460

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12	31-Dec-11
Excluding Capitalized Interest
Income from continuing operations	$76,608	$65,522	$96,899	$55,193	$115,006
Interest expense	103,452	105,680	100,550	103,882	103,967
Depreciation and amortization expense	120,550	111,554	111,832	109,132	108,511
Depreciation and amortization expense from unconsolidated joint ventures	21,778	21,664	23,513	23,121	24,592
Gains on sales of real estate included within income from unconsolidated joint ventures
	—	(248)	—	—	(46,166)
Depreciation and amortization expense - discontinued operations	—	—	243	733	670
Income (loss) from discontinued operations	—	—	398	642	437
Non-cash losses (gains) from early extinguishments of debt	—	196	(282)	(914)	1,494
Non-cash termination adjustment (including fair value lease amounts)	155	(154)	4,938	56	(573)
Stock-based compensation	4,820	6,746	6,755	11,358	5,970
Straight-line ground rent expense adjustment (3)	1,838	1,838	1,838	5,032	1,788
Straight-line rent (1)	(19,933)	(21,351)	(21,386)	(21,902)	(21,404)
Fair value lease revenue (1) (2)	(16,055)	(16,982)	(17,440)	(17,863)	(19,756)

Subtotal	293,213	274,465	307,858	268,470	274,536
Divided by:

Adjusted interest expense (5) (6)	94,212	96,593	91,670	93,523	91,929
Interest Coverage Ratio	3.11	2.84	3.36	2.87	2.99

Including Capitalized Interest
Income from continuing operations	$76,608	$65,522	$96,899	$55,193	$115,006
Interest expense	103,452	105,680	100,550	103,882	103,967
Depreciation and amortization expense	120,550	111,554	111,832	109,132	108,511
Depreciation and amortization expense from unconsolidated joint ventures	21,778	21,664	23,513	23,121	24,592
Gains on sales of real estate included within income from unconsolidated joint ventures
	—	(248)	—	—	(46,166)
Depreciation and amortization expense - discontinued operations	—	—	243	733	670
Loss from discontinued operations	—	—	398	642	437
Non-cash losses (gains) from early extinguishments of debt	—	196	(282)	(914)	1,494
Non-cash termination adjustment (including fair value lease amounts)	155	(154)	4,938	56	(573)
Stock-based compensation	4,820	6,746	6,755	11,358	5,970
Straight-line ground rent expense adjustment (3)	1,838	1,838	1,838	5,032	1,788
Straight-line rent (1)	(19,933)	(21,351)	(21,386)	(21,902)	(21,404)
Fair value lease revenue (1) (2)	(16,055)	(16,982)	(17,440)	(17,863)	(19,756)

Subtotal	293,213	274,465	307,858	268,470	274,536
Divided by:

Adjusted interest expense (5) (6) (7)	107,081	106,724	101,747	104,724	104,117
Interest Coverage Ratio	2.74	2.57	3.03	2.56	2.64

(1)	Includes the Company’s share of unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above - and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For additional information, see page 6.
(4)	For the three months ended March 31, 2012, stock-based compensation includes approximately $2.7 million resulting from the acceleration of vesting of the Company’s Chief Operating Officer’s stock-based compensation awards associated with his resignation.
(5)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $7,043, $6,930, $6,820, $8,264 and $9,815 for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.
(6)	Excludes amortization of financing costs of $2,197, $2,157, $2,060, $2,095 and $2,223 for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.
(7)	Includes capitalized interest of $12,869, $10,131, $10,077, $11,201 and $12,188 for the three months ended December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.

Boston Properties, Inc.

Fourth Quarter 2012

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal
December 31, 2012
Mortgage Notes Payable	$3,063,841
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	4,650,000
Unsecured Exchangeable Senior Notes, at face value	1,197,500
Total Debt	8,911,341
Fair Value Adjustment on Mortgage Notes Payable	38,644
Discount on Unsecured Senior Notes	(10,472)
Discount on Unsecured Exchangeable Senior Notes	(1,653)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment (1)	(25,491)

Total Consolidated Debt	$8,912,369

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	6/11/2012		11/10/2011		11/18/2010		4/19/2010		10/9/2009		5/22/2003		3/18/2003		Total/Average
Original Principal Amount	$1,000,000		$850,000		$850,000		$700,000		$700,000		$250,000		$300,000		$4,650,000
Principal Amount at Quarter End	$1,000,000		$850,000		$850,000		$700,000		$700,000		$250,000		$300,000		$4,650,000
Yield (on issue date)	3.954%		3.853%		4.289%		5.708%		5.967%		5.194%		5.693%		4.74%
Coupon	3.850%		3.700%		4.125%		5.625%		5.875%		5.000%		5.625%		4.62%
Public Offering Price	99.779%		99.767%		99.260%		99.891%		99.931%		99.329%		99.898%		99.71%
Ratings:
Moody’s	Baa2	(stable)	Baa2	(stable)	Baa2	(stable)	Baa2	(stable)	Baa2	(stable)	Baa2	(stable)	Baa2	(stable)
S&P	A-	(stable)	A-	(stable)	A-	(stable)	A-	(stable)	A-	(stable)	A-	(stable)	A-	(stable)
Fitch	BBB	(stable)	BBB	(stable)	BBB	(stable)	BBB	(stable)	BBB	(stable)	BBB	(stable)	BBB	(stable)
Maturity Date	2/1/2023		11/15/2018		5/15/2021		11/15/2020		10/15/2019		6/1/2015		4/15/2015
Discount	$2,098		$1,691		$5,225		$601		$358		$403		$96		$10,472

Unsecured Senior Notes, net of discount	$997,902		$848,309		$844,775		$699,399		$699,642		$249,597		$299,904		$4,639,528

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes

Settlement Date	8/19/2008	4/6/2006	Total/Average
Original Principal Amount	$747,500	$450,000	$1,197,500
Principal Amount at Quarter End	$747,500	$450,000	$1,197,500
Yield (on issue date)	4.037%	3.787%	3.94%
GAAP Yield	6.555%	5.958%	6.33%
Coupon	3.625%	3.750%
Exchange Rate	8.5051	10.0066
Exchange Price	$134.70 (2)	$99.93
Diluted share impact for the current quarter	—	246	246
First Optional Redemption Date	N/A	5/18/2013
Maturity Date	2/15/2014	5/15/2036
Discount	$1,653	$—	$1,653
ASC 470-20 (FSP APB 14-1) Adjustment (1)	$21,833	$3,658	$25,491

Unsecured Senior Exchangeable Notes	$724,014	$446,342	$1,170,356

Equity

(in thousands)

	Shares/Units Outstanding as of 12/31/2012	Common Stock Equivalents		Equivalent Value (3)
Common Stock	151,601	151,601	(4)	$16,040,902
Common Operating Partnership Units	17,357	17,357	(5)	$1,836,544
Series Two Preferred Operating Partnership Units	996	1,307		$138,302
Series Four Preferred Operating Partnership Units	1,222	—		$61,076	(6)

Total Equity		170,265		$18,076,824

Total Consolidated Debt				$8,912,369

Total Consolidated Market Capitalization				$26,989,193

BXP’s share of Joint Venture Debt				$1,445,346	(7)
Total Combined Debt (8)				$10,357,715

Total Combined Market Capitalization (9)				$28,434,539

(1)	Represents the remaining debt discount which will be amortized over the period during which the exchangeable senior notes are expected to be outstanding (i.e., through the first optional redemption date or, in the case of the exchangeable senior notes due 2014, the maturity date) as additional non-cash interest expense.
(2)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.’s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share (subject to adjustments), representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million. As of December 31, 2012, the exchange price was $134.70 per share.
(3)	Values based on December 31, 2012 closing price of $105.81 per share of common stock, except for the Series Four Preferred Operating Partnership Units which have been valued at the liquidation preference of $50.00 per unit (see Note 6 below).
(4)	Includes 55 shares of restricted stock.
(5)	Includes 1,303 long-term incentive plan units, but excludes 800 unvested outperformance plan units.
(6)	In connection with the acquisition of 680 Folsom Street in San Francisco on August 29, 2012, the Company’s Operating Partnership issued 1,588 Series Four Preferred Units to the sellers as a portion of the consideration paid. The Series Four Preferred Units are not convertible into or exchangeable for any common equity of the Company or Operating Partnership, have a per unit liquidation preference of $50.00 and are entitled to receive quarterly distributions of $0.25 per unit (or an annual rate of 2%). On August 31, 2012, a holder redeemed 366 Series Four Preferred Units for cash totaling approximately $18.3 million.
(7)	Excludes the Company’s share ($282,491) of partner loans made to unconsolidated joint ventures.
(8)	For disclosures relating to our definition of Total Combined Debt, see page 50.
(9)	For disclosures relating to our definition of Total Combined Market Capitalization, see page 50.

Boston Properties, Inc.

Fourth Quarter 2012

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

as of December 31, 2012

(in thousands)

	2013	2014	2015	2016	2017	Thereafter	Total
Floating Rate Debt
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$—	$—	$—	$—	$—	$—
Fixed Rate Debt
Mortgage Notes Payable	$105,313	$87,757	$26,182	$608,879	$1,521,750	$713,960	$3,063,841
Fair Value Adjustment	10,582	10,433	10,792	6,475	362	—	38,644

Mortgage Notes Payable	115,895	98,190	36,974	615,354	1,522,112	713,960	3,102,485

Unsecured Exchangeable Senior Notes, net of discount	450,000 (2)	745,847	—	—	—	—	1,195,847
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(23,053)	(2,438)	—	—	—	—	(25,491)

Unsecured Exchangeable Senior Notes	426,947	743,409	—	—	—	—	1,170,356

Unsecured Senior Notes, net of discount	—	—	549,501	—	—	4,090,027	4,639,528

Total Fixed Debt	$542,842	$841,599	$586,475	$615,354	$1,522,112	$4,803,987	$8,912,369

Total Consolidated Debt	$542,842	$841,599	$586,475	$615,354	$1,522,112	$4,803,987	$8,912,369

GAAP Weighted Average Floating Rate Debt	—	—	—	—	—	—	—
GAAP Weighted Average Fixed Rate Debt	6.09%	6.46%	5.48%	5.26%	5.29%	4.69%	5.13%

Total GAAP Weighted Average Rate	6.09%	6.46%	5.48%	5.26%	5.29%	4.69%	5.13%

Total Stated Weighted Average Rate	4.50%	4.02%	5.40%	6.42%	5.53%	4.61%	4.89%

Unsecured Debt

Unsecured Line of Credit—Matures June 24, 2014

(in thousands)

Facility	Outstanding at 12/31/2012	Letters of Credit	Remaining Capacity at 12/31/2012
$ 750,000	$ —	$14,832	$735,168

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	65.19%	4.49%	5.06%	6.0	years
Secured Debt	34.81%	5.65%	5.27%	5.2	years

Total Consolidated Debt	100.00%	4.89%	5.13%	5.7	years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	—	—	—	—	years
Fixed Rate Debt	100.00%	4.89%	5.13%	5.7	years

Total Consolidated Debt	100.00%	4.89%	5.13%	5.7	years

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions, adjustments required to reflect loans at their fair values upon acquisition and the adjustments required to reflect the nonconvertible debt borrowing rate on the unsecured exchangeable senior notes in accordance with ASC 470-20 (formerly known as FSP APB 14-1).
(2)	Represents aggregate principal amount of our outstanding 3.75% exchangeable senior notes due 2036. Amount is included in the year in which the first optional redemption date occurs.

Boston Properties, Inc.

Fourth Quarter 2012

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of December 31, 2012

(in thousands)

Property	2013	2014	2015	2016	2017	Thereafter	Total
599 Lexington Avenue	$—	$—	$—	$—	$750,000	$—	$750,000
601 Lexington Avenue	2,747	11,321	11,870	12,447	13,051	673,564	725,000
John Hancock Tower and Garage	—	—	—	—	640,500	—	640,500	(2)
Embarcadero Center Four	5,131	5,452	5,794	348,886	—	—	365,263
Fountain Square (50% ownership)	—	—	—	211,250	—	—	211,250	(2)
505 9th Street (50% ownership)	2,307	2,441	2,585	2,737	113,596	—	123,666
New Dominion Technology Park, Building Two	—	63,000	—	—	—	—	63,000
140 Kendrick Street	47,888	—	—	—	—	—	47,888	(2)
New Dominion Technology Park, Building One	2,140	2,304	2,481	2,672	2,878	32,943	45,418
Kingstowne Two and Retail	1,730	1,837	1,950	29,277	—	—	34,794	(2)
Montvale Center	25,000	—	—	—	—	—	25,000	(3)
Kingstowne One	17,062	—	—	—	—	—	17,062	(2)
University Place	1,308	1,402	1,502	1,610	1,725	7,453	15,000

	105,313	87,757	26,182	608,879	1,521,750	713,960	3,063,841

Aggregate Fair Value Adjustments	10,582	10,433	10,792	6,475	362	—	38,644

	115,895	98,190	36,974	615,354	1,522,112	713,960	3,102,485

Unsecured Exchangeable Senior Notes, net of discount	450,000 (4)	745,847	—	—	—	—	1,195,847
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(23,053)	(2,438)	—	—	—	—	(25,491)

	426,947	743,409	—	—	—	—	1,170,356

Unsecured Senior Notes, net of discount	—	—	549,501	—	—	4,090,027	4,639,528
Unsecured Line of Credit	—	—	—	—	—	—	—	(5)

	$542,842	$841,599	$586,475	$615,354	$1,522,112	$4,803,987	$8,912,369

% of Total Consolidated Debt	6.09%	9.44%	6.58%	6.91%	17.08%	53.90%	100.00%
Balloon Payments	$539,015	$808,847	$549,501	$583,782	$1,501,619	$4,723,581	$8,706,345
Scheduled Amortization	$26,880	$35,190	$36,974	$31,572	$20,493	$80,406	$231,515

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	Refer to the footnote regarding Montvale Center on page 7 for details on this transaction.
(4)	Represents aggregate principal amount of our outstanding 3.75% exchangeable senior notes due 2036. Amount is included in the year in which the first optional redemption date occurs.
(5)	The Unsecured Line of Credit matures on June 24, 2014 and the Company has an option for a one-year extension, subject to certain conditions.

Boston Properties, Inc.

Fourth Quarter 2012

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of December 31, 2012 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

	Senior Notes	Senior Notes
	Issued Prior to	Issued On or After
	October 9, 2009	October 9, 2009
	December 31, 2012
Total Assets:
Capitalized Property Value (1)	$19,196,437	$19,600,904
Cash and Cash Equivalents	1,041,978	1,041,978
Investments in Marketable Securities	12,172	12,172
Undeveloped Land, at Cost (including Joint Venture %)	290,994	290,994
Development in Process, at Cost (including Joint Venture %)	1,157,498	1,157,498

Total Assets	$21,699,079	$22,103,546

Unencumbered Assets	$14,311,563	$14,559,649

Secured Debt (Fixed and Variable)(2)	$3,063,841	$3,063,841
Joint Venture Debt	1,445,346	1,445,346
Contingent Liabilities & Letters of Credit	18,139	18,139
Unsecured Debt (3)	5,847,500	5,847,500

Total Outstanding Debt	$10,374,826	$10,374,826

Consolidated EBITDA:
Income from Continuing Operations (per Consolidated Income Statement)	$76,608	$76,608
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)	(6,949)	(6,949)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)	(187)	(187)
Add: Interest Expense (per Consolidated Income Statement)	103,452	103,452
Add: Depreciation and Amortization (per Consolidated Income Statement)	120,550	120,550

EBITDA	293,474	293,474
Add: Company share of unconsolidated joint venture EBITDA	49,891	49,891

Consolidated EBITDA	$343,365	$343,365

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$103,452	$103,452
Add: Company share of unconsolidated joint venture interest expense	22,256	22,256
Less: Amortization of financing costs	(2,197)	(2,197)
Less: Interest expense funded by construction loan draws	(326)	(326)

Adjusted Interest Expense	$123,185	$123,185

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	47.8%	46.9%
Secured Debt/Total Assets	Less than 50%	20.8%	20.4%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.79	2.79
Unencumbered Assets/ Unsecured Debt	Greater than 150%	244.7%	249.0%

Unencumbered Consolidated EBITDA		$218,705	$218,705

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		3.00	3.00

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		63.7%	63.7%

# of unencumbered properties		123	123

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes aggregate fair value adjustment of $38,644.
(3)	Excludes aggregate debt discount of $12,125 and ASC 470-20 (formerly known as FSP APB 14-1) adjustment of $25,491.

Boston Properties, Inc.

Fourth Quarter 2012

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2013	2014	2015	2016	2017	Thereafter	Total
767 Fifth Avenue (The GM Building) (60%)	$—	$—	$—	$—	$963,600	$—	$963,600	(1)(2)
125 West 55th Street (60%)	1,763	1,874	1,991	2,116	2,249	109,996	119,989
Metropolitan Square (51%)	662	1,187	1,257	1,332	1,410	83,402	89,250
540 Madison Avenue (60%)	70,920	—	—	—	—	—	70,920	(2)
Market Square North (50%)	161	993	1,042	1,094	1,148	60,562	65,000
901 New York Avenue (25%)	782	823	37,590	—	—	—	39,195
Annapolis Junction Building One (50%)	279	279	279	279	279	19,520	20,915	(3)
500 North Capitol Street, N.W. (30%)	—	25,905	—	—	—	—	25,905	(4)
Annapolis Junction Building Six (50%)	6,962	—	—	—	—	—	6,962	(4)

	81,529	31,061	42,159	4,821	968,686	273,480	1,401,736

Aggregate Fair Value Adjustments	7,186	7,087	7,612	8,177	6,529	—	36,591

	$88,715	$38,148	$49,771	$12,998	$975,215	$273,480	$1,438,327

GAAP Weighted Average Rate	6.06%	3.03%	5.29%	5.54%	6.64%	5.49%	6.26%
% of Total Debt	6.17%	2.65%	3.46%	0.90%	67.81%	19.01%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	3.84%	1.90%	2.38%	3.0years
Fixed Rate Debt	96.16%	5.85%	6.41%	5.0years

Total Debt	100.00%	5.70%	6.26%	4.9years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	Excludes the Company’s share ($270 million) of the aggregate of $450 million of loans made to the joint venture by its partners.
(2)	These properties have fair value adjustments, which are aggregated below.
(3)	Loan has one, three-year extension option, subject to certain conditions.
(4)	Loan has two, one-year extension options, subject to certain conditions.

Boston Properties, Inc.

Fourth Quarter 2012

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of December 31, 2012

	767 Fifth Avenue (The GM Building)		125 West 55th Street	Two Grand Central Tower (1)	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (2)	Annapolis Junction (3)	Eighth Avenue and 46th Street (4)	Transbay Tower (4)	500 North Capitol Street, N.W.	Subtotal	Value- Added Fund (5)(6)		Total Unconsolidated Joint Ventures
Investment (7)	$645,835	(8)	$116,797	$ (83)	$70,781	$(10,660)	$8,541	$(2,000)	$49,269	$20,273	$10,375	$387	$2,135	$911,650	$30,757		$942,407
Note Receivable	270,000	(8)	—	—	—	—	—	—	—	—	—	—	—	270,000	12,491	(9)	282,491

Net Equity (7)	$375,835		$116,797	$ (83)	$70,781	$(10,660)	$8,541	$(2,000)	$49,269	$20,273	$10,375	$387	$2,135	$641,650	$18,266		$659,916

Mortgage/Construction loans payable (7) (10)	$963,600		$119,989	$—	$70,920	$65,000	$89,250	$39,195	$—	$27,877	$—	$—	$25,905	$1,401,736	$43,610		$1,445,346

BXP’s nominal ownership percentage	60.00%		60.00%	60.00%	60.00%	50.00%	51.00%	25.00%	33.33%	50.00%	50.00%	50.00%	30.00%		37.62%

Results of Operations

(unaudited and in thousands)

for the three months ended December 31, 2012

	767 Fifth Avenue (The GM Building)	125 West 55th Street	Two Grand Central Tower (1)	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (2)	Annapolis Junction (3)		Eighth Avenue and 46th Street (4)	Transbay Tower (4)	500 North Capitol Street, N.W.	Subtotal	Value- Added Fund (5)(6)		Total Unconsolidated Joint Ventures
REVENUE
Rental	$58,919	$9,907	$(20)	$5,583	$5,574	$8,760	$8,921		$1,147	$4,773		$(50)	$—	$697	$104,211	$5,134		$109,345
Straight-line rent	(211)	1,144	—	(90)	2	63	(242)		—	22		—	—	2,121	2,809	(107)		2,702
Fair value lease revenue	20,189	297	—	(17)	—	—	—		—	—		—	—	—	20,469	57		20,526
Termination Income	62	—	—	437	—	—	—		—	—		—	—	—	499	—		499

Total revenue	78,959	11,348	(20)	5,913	5,576	8,823	8,679		1,147	4,795		(50)	—	2,818	127,988	5,084		133,072

EXPENSES
Operating	22,231	3,822	55	3,028	2,378	3,457	3,160		590	1,215		63	—	666	40,665	1,549		42,214

NET OPERATING INCOME	56,728	7,526	(75)	2,885	3,198	5,366	5,519		557	3,580		(113)	—	2,152	87,323	3,535		90,858
Interest	26,765	3,091	—	1,960	1,597	2,541	2,063		—	250		—	—	477	38,744	730		39,474
Interest other - partner loans	17,045	—	—	—	—	—	—		—	—		—	—	—	17,045	334		17,379
Depreciation and amortization	25,085	2,866	—	1,801	805	1,914	1,383		1,375	1,454		—	—	654	37,337	1,928		39,265

SUBTOTAL	68,895	5,957	—	3,761	2,402	4,455	3,446		1,375	1,704		—	—	1,131	93,126	2,992		96,118
Gain on sale of real estate	—	—	—	—	—	—	—		—	—		—	—	—	—	—		—

NET INCOME/(LOSS)	$(12,167)	$1,569	$(75)	$(876)	$796	$911	$2,073		$(818)	$1,876		$(113)	$—	$1,021	$(5,803)	$543		$(5,260)

BXP’s share of net income/(loss)	$(7,300)	$941	$(45)	$(526)	$398	$465	$1,193	(11)	$(274)	$938	(11)	$(57)	$—	$306	$(3,960)	$217	(6)(11)	$(3,743)
Basis differential (12)	—	214	—	161	—	—	—		—	—		—	—	—	375	90	(6)	465
Gain on sale of investment	—	—	—	—	—	—	—		—	—		—	—	—	—	—		—
Elimination of inter-entity interest on partner loan	10,227	—	—	—	—	—	—		—	—		—	—	—	10,227	—		10,227

Income/(loss) from unconsolidated joint ventures	$2,927	$1,156	$(45)	$(365)	$398	$465	$1,193		$(274)	$938		$(57)	$—	$306	$6,642	$307	(6)	$6,949
Gain on sale of investment	—	—	—	—	—	—	—		—	—		—	—	—	—	—		—
BXP’s share of depreciation & amortization	15,051	1,478	—	922	402	976	899	(11)	460	727	(11)	—	—	196	21,111	667	(6)(11)	21,778

BXP’s share of Funds from Operations (FFO)	$17,978	$2,634	$(45)	$557	$800	$1,441	$2,092		$186	$1,665		$(57)	$—	$502	$27,753	$974	(6)	$28,727

BXP’s share of net operating income/(loss)	$34,037	$4,489	$(45)	$1,733	$1,599	$2,737	$1,380		$186	$1,790		$(57)	$—	$646	$48,495	$1,396	(6)	$49,891

(1)	The property was sold on October 25, 2011.
(2)	Represents the Company’s interest in the joint venture entity that owns the land, parking garage and infrastructure. The Company’s entity that owns 100% of the office component of the project has been consolidated within the accounts of the Company.
(3)	Annapolis Junction includes two properties in service, one property in development and two undeveloped land parcels.
(4)	Property is currently not in service (i.e., under construction or undeveloped land).
(5)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented on page 18.
(6)	Represents the Company’s 25% interest in 300 Billerica Road (the property was sold on September 27, 2012), as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.
(7)	Represents the Company’s share.
(8)	Includes the Company’s share ($270 million) of the aggregate of $450 million of loans made to the joint venture by its partners.
(9)	Represents two loans from the Company to the Value-Added Fund. The loans from the Company bear interest at a fixed rate of 10.0% per annum and mature on May 31, 2014 and November 22, 2014.
(10)	Excludes fair value adjustments.
(11)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(12)	Represents adjustment related to the impairment of the carrying values of certain of the Company’s investments in unconsolidated joint ventures.

Boston Properties, Inc.

Fourth Quarter 2012

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. The remaining assets in the Value-Added Fund represent the Mountain View properties, of which, the Company’s interest is approximately 39.5% The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annualized Revenue per leased SF (1)	Mortgage Notes Payable (2)
Mountain View Research Park, Mountain View, CA	16	602,199	87.5%	$31.77	$35,706	(3)
Mountain View Technology Park, Mountain View, CA	7	135,279	100.0%	27.30	7,904	(4)

Total	23	737,478	89.8%	$30.86	$43,610

Results of Operations

(unaudited and in thousands)

for the three months ended December 31, 2012

Value-Added
Fund
REVENUE
Rental	$5,134
Straight-line rent	(107)
Fair value lease revenue	57

Total revenue	5,084

EXPENSES
Operating	1,549

SUBTOTAL	3,535
Interest	730
Interest other - partner loans	334
Depreciation and amortization	1,928

SUBTOTAL	2,992
Gain on sale of real estate	—

NET INCOME	$543

BXP’s share of net income	$217
Basis differential (5)	90
Gain on sale of investment	—

Income from Value-Added Fund	$307
Gain on sale of investment	—
BXP’s share of depreciation & amortization	667

BXP’s share of Funds from Operations (FFO)	$974

The Company’s Equity in the Value-Added Fund	$18,266

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Represents the Company’s share.
(3)	The mortgage bears interest at a variable rate of LIBOR plus 2.00% and matures on May 31, 2014. In conjunction with the mortgage loan, the Company agreed to lend up to $12.0 million to the Value-Added Fund, of which approximately $8.5 million was outstanding as of December 31, 2012. The loan from the Company bears interest at a fixed rate of 10.0% per annum and matures on May 31, 2014. The loan from the Company is included in the Company’s investment in the Value-Added Fund. See page 17.
(4)	The mortgage bears interest at a variable rate of LIBOR plus 2.50% and matures on November 22, 2014. In conjunction with the mortgage loan modification, the Company agreed to lend up to $6.0 million to the Value-Added Fund, of which approximately $4.0 million was outstanding as of December 31, 2012. The loan from the Company bears interest at a fixed rate of 10.0% per annum and matures on November 22, 2014. The loan from the Company is included in the Company’s investment in the Value-Added Fund. See page 17.
(5)	Represents adjustment related to the impairment of the carrying values.

Boston Properties, Inc.

Fourth Quarter 2012

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended December 31, 2012 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Residential (4)	% of NOI Hotel (4)	% of NOI Total (4)
Boston	13,153,400		28.5%	392,530	1.2%	13,545,930		33.2%	0.2%	0.9%	30.8%
New York	8,681,043	(5)	34.5%	—	—	8,681,043	(5)	21.3%	—	—	34.5%
Princeton	2,457,992		2.5%	—	—	2,457,992		6.0%	—	—	2.5%
San Francisco	5,122,310		9.5%	29,620	0.0%	5,151,930		12.6%	—	—	9.5%
Washington, DC	10,208,725	(6)	21.2%	756,325	0.9%	10,965,050	(6)	26.9%	0.6%	—	22.7%

	39,623,470		96.2%	1,178,475	2.1%	40,801,945		100.0%	0.8%	0.9%	100.0%

% of Total	97.1%			2.9%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties
by Location and Type of Property (2) (4)				Hotel Properties

Geographic Area	CBD	Suburban	Total		Number of	Square
				Hotel Properties	Rooms	Feet (7)
Boston	25.4%	5.4%	30.8%	Cambridge Center Marriott, Cambridge, MA	433	334,260

New York	34.5%	—	34.5%	Total Hotel Properties	433	334,260

Princeton	—	2.5%	2.5%
San Francisco	7.6%	1.9%	9.5%
Washington, DC	9.7%	13.0%	22.7%

Total	77.2%	22.8%	100.0%	Residential Properties

					Number of	Square
				Residential Properties	Units	Feet
Structured Parking				Residences on The Avenue, Washington, DC	335	323,050	(8)
		Number of	Square	The Lofts at Atlantic Wharf, Boston, MA	86	87,097	(9)

		Spaces	Feet	Total Residential Properties	421	410,147

Total Structured Parking		46,833	15,891,074

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Portfolio NOI see page 51.
(3)	Includes approximately 2,100,000 square feet of retail space.
(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income.
(5)	Includes 1,817,438 square feet at 767 Fifth Avenue (The GM Building), 585,316 square feet at 125 West 55th Street and 293,628 square feet at 540 Madison Avenue, each of which is 60% owned by the Company.
(6)	Includes 588,917 square feet at Metropolitan Square which is 51% owned by the Company, 409,890 square feet at Market Square North which is 50% owned by the Company, 539,229 square feet at 901 New York Avenue which is 25% owned by the Company, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by the Company, 117,599 square feet at Annapolis Junction which is 50% owned by the Company and 758,212 square feet at Fountain Square which is 50% owned by the Company.
(7)	Includes 4,260 square feet of retail space which is 100% occupied.
(8)	Includes 49,528 square feet of retail space which is 100% occupied.
(9)	Includes 9,617 square feet of retail space which is 57% occupied.

Boston Properties, Inc.

Fourth Quarter 2012

In-Service Property Listing

as of December 31, 2012

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston
Office
John Hancock Tower	CBD Boston MA	1	1,721,633	97.4%	$52.73	Y	CBD
(2) 100 Federal Street	CBD Boston MA	1	1,265,399	95.6%	47.63	N	CBD
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,228,651	97.8%	50.48	N	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	857,975	97.2%	57.56	N	CBD
(2) Atlantic Wharf Office	CBD Boston MA	1	797,877	93.1%	62.33	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,389	100.0%	41.51	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	501,246	99.4%	77.29	N	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	49.57	N	CBD
One Cambridge Center	East Cambridge MA	1	215,629	95.8%	46.85	N	CBD
Three Cambridge Center	East Cambridge MA	1	109,358	100.0%	41.16	N	CBD
Four Cambridge Center	East Cambridge MA	1	200,567	100.0%	44.49	N	CBD
Five Cambridge Center	East Cambridge MA	1	240,480	100.0%	49.69	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	41.47	N	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	44.73	N	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	53.25	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	40.60	Y	CBD
Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	985,334	60.5%	32.93	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	527,980	80.3%	32.89	N	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	30.16	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	84.2%	30.13	Y	S
230 CityPoint	Route 128 Mass Turnpike MA	1	300,993	68.9%	33.14	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	40.55	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	38.88	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	80.5%	33.96	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	47.72	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	93.2%	31.94	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	152,229	75.9%	24.12	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	24.24	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	120,458	60.9%	26.73	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	37.34	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	36.16	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	0.0%	—	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,759	82.7%	28.08	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.72	N	S
181 Spring Street	Route 128 Northwest MA	1	55,792	100.0%	30.85	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	33.40	N	S
40 Shattuck Road	Route 128 Northwest MA	1	121,216	87.7%	21.07	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	82.5%	16.39	N	S

		46	13,153,400	90.9%	$46.04

Office/Technical
Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$87.01	N	CBD
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.78	N	CBD
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	0.0%	—	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

		4	392,530	76.0%	$72.96

	Total Boston:	50	13,545,930	90.5%	$46.70

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.

Boston Properties, Inc.

Fourth Quarter 2012

In-Service Property Listing (continued)

as of December 31, 2012

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
New York
Office
599 Lexington Avenue	Park Avenue NY	1	1,045,128	98.3%	$85.17	Y	CBD
601 Lexington Avenue	Park Avenue NY	1	1,629,868	98.4%	86.54	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,708,250	94.0%	82.82	N	CBD
Times Square Tower	Times Square NY	1	1,245,817	99.1%	69.62	N	CBD
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,817,438	95.1%	128.39	Y	CBD
(2) 510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	54.6%	108.74	N	CBD
540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	293,628	66.0%	106.42	Y	CBD
125 West 55th Street (60% ownership)	Sixth/Rock Center NY	1	585,316	93.4%	70.25	Y	CBD

	Total New York:	8	8,681,043	93.7%	$91.85

Princeton
Office
101 Carnegie Center	Princeton NJ	1	123,659	87.7%	$30.16	N	S
104 Carnegie Center	Princeton NJ	1	102,886	87.9%	32.16	N	S
105 Carnegie Center	Princeton NJ	1	69,955	100.0%	29.50	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	31.06	N	S
202 Carnegie Center	Princeton NJ	1	130,582	100.0%	34.67	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	34.16	N	S
210 Carnegie Center	Princeton NJ	1	162,372	94.4%	37.87	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	32.51	N	S
212 Carnegie Center	Princeton NJ	1	150,395	57.8%	34.87	N	S
214 Carnegie Center	Princeton NJ	1	150,774	65.1%	31.27	N	S
302 Carnegie Center	Princeton NJ	1	64,926	85.4%	33.43	N	S
502 Carnegie Center	Princeton NJ	1	122,460	83.3%	35.17	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	32.77	N	S
506 Carnegie Center	Princeton NJ	1	145,213	74.8%	32.08	N	S
508 Carnegie Center	Princeton NJ	1	128,684	24.4%	35.36	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	30.73	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	36.54	N	S

		16	2,043,344	84.5%	$33.33

One Tower Center	East Brunswick NJ	1	414,648	47.2%	$31.80	N	S

		1	414,648	47.2%	$31.80

	Total Princeton:	17	2,457,992	78.2%	$33.17

San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,594	96.8%	$45.25	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,768	98.0%	51.60	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,086	98.5%	44.07	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,850	90.0%	53.99	Y	CBD

		4	3,325,298	95.6%	$48.77

611 Gateway	South San Francisco CA	1	257,664	81.0%	$34.45	N	S
601 and 651 Gateway	South San Francisco CA	2	506,271	98.8%	34.59	N	S
303 Almaden	San Jose CA	1	158,499	91.5%	37.14	N	CBD
(3) North First Business Park	San Jose CA	5	190,636	87.2%	14.62	N	S
3200 Zanker Road	San Jose CA	4	543,900	49.9%	14.70	N	S
(2) 2440 West El Camino Real	Mountain View CA	1	140,042	100.0%	48.65	N	S

		14	1,797,012	79.7%	$30.10

Office/Technical
(2) 453 Ravendale Avenue	Mountain View CA	1	29,620	100.0%	$18.59	N	S

		1	29,620	100.0%	$18.59

	Total San Francisco:	19	5,151,930	90.1%	$42.79

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Fourth Quarter 2012

In-Service Property Listing (continued)

as of December 31, 2012

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	631,033	90.6%	$52.87	N	CBD
500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	45.22	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	588,917	97.8%	54.47	Y	CBD
1301 New York Avenue	East End Washington DC	1	201,281	100.0%	46.70	N	CBD
Market Square North (50% ownership)	East End Washington DC	1	409,890	83.7%	60.36	Y	CBD
505 9th Street, N.W. (50% ownership)	East End Washington DC	1	321,943	100.0%	68.10	Y	CBD
901 New York Avenue (25% ownership)	East End Washington DC	1	539,229	99.8%	62.11	Y	CBD
(3) 601 Massachusetts Avenue	East End Washington DC	1	211,000	100.0%	28.31	N	CBD
2200 Pennsylvania Avenue	CBD Washington DC	1	458,761	95.0%	73.14	N	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	99.5%	51.55	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	59.00	N	CBD
Sumner Square	CBD Washington DC	1	208,892	100.0%	46.66	N	CBD
Annapolis Junction (50% ownership)	Anne Arundel County MD	1	117,599	100.0%	144.56	Y	S
(4) Montvale Center	Montgomery County MD	1	123,630	74.0%	27.87	Y	S
One Preserve Parkway	Montgomery County MD	1	183,612	92.7%	36.58	N	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	178,906	67.9%	35.92	N	S
Wisconsin Place Office	Montgomery County MD	1	299,186	100.0%	49.91	N	S
(2) Fountain Square (50% ownership)	Fairfax County VA	2	521,536	93.3%	41.63	Y	S
(2) Fountain Square Retail (50% ownership)	Fairfax County VA	1	236,676	98.9%	51.02	Y	S
Democracy Tower	Fairfax County VA	1	259,441	100.0%	52.53	N	S
Kingstowne One	Fairfax County VA	1	151,195	83.5%	38.04	Y	S
Kingstowne Two	Fairfax County VA	1	156,251	96.9%	39.81	Y	S
Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	33.22	Y	S
One Freedom Square	Fairfax County VA	1	436,083	87.4%	42.86	N	S
Two Freedom Square	Fairfax County VA	1	421,142	92.3%	43.90	N	S
One Reston Overlook	Fairfax County VA	1	319,519	100.0%	33.10	N	S
Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	33.27	N	S
One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	39.66	N	S
New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.49	Y	S
New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.16	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	36.36	N	S
South of Market	Fairfax County VA	3	623,665	100.0%	48.56	N	S
(2) One Patriots Park (formerly 12310 Sunrise Valley)	Fairfax County VA	1	267,531	100.0%	33.50	N	S
Three Patriots Park (formerly 12290 Sunrise Valley)	Fairfax County VA	1	182,424	0.0%	—	N	S

		39	10,208,725	94.1%	$49.00

Office/Technical
(3) 6601 Springfield Center Drive	Fairfax County VA	1	26,388	37.2%	$12.29	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	21.45	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	23.49	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.61	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	17.45	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	20.80	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	16.02	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	25.49	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.45	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	23.25	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	21.06	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	29.08	N	S

		12	756,325	97.8%	$20.20

	Total Washington, DC:	51	10,965,050	94.3%	$46.94

	Total In-Service Properties:	145	40,801,945	91.4%	$55.43

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.
(4)	Refer to the footnote regarding Montvale Center on page 7.

Boston Properties, Inc.

Fourth Quarter 2012

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION
TOP 20 TENANTS BY SQUARE FEET LEASED				TENANT DIVERSIFICATION (GROSS RENT) *
Tenant	Sq. Ft.		% of Portfolio
1 US Government	2,194,298	(1)	5.38%
2 Citibank	1,018,432	(2)	2.50%
3 Bank of America	875,718	(3)	2.15%
4 Wellington Management	707,568		1.73%
5 Kirkland & Ellis	639,683	(4)	1.57%
6 Biogen	577,021		1.41%
7 Genentech	568,097		1.39%
8 Ropes & Gray	528,931		1.30%
9 O’Melveny & Myers	504,902		1.24%
10 Weil Gotshal Manges	490,065	(5)	1.20%
11 Shearman & Sterling	472,808		1.16%
12 Manufactures Investment (ManuLife)	440,974		1.08%
13 State Street Bank and Trust	408,552		1.00%
14 Microsoft	387,753		0.95%
15 Finnegan Henderson Farabow	362,405	(6)	0.89%
16 Ann Inc. (fka Ann Taylor Corp.)	351,026		0.86%
17 Parametric Technology	320,655		0.79%
18 Lockheed Martin	316,918		0.78%
19 Mass Financial Services	301,668		0.74%
20 Bingham McCutchen	301,385		0.74%
Total % of Portfolio Square Feet			28.86%
Total % of Portfolio Revenue			31.37%

Notable Signed Deals (7)
Tenant	Property	Sq. Ft.	* The classification of the Company’s
tenants is based on the U.S. Government’s
North American Industry Classification
System (NAICS), which has replaced
the Standard Industrial
				Classification (SIC) system.
Arnold & Porter	601 Massachusetts Avenue		376,000
Blue Cross and Blue Shield of Massachusetts	101 Huntington Avenue		331,000
Defense Intelligence Agency (US Government)	Two Patriots Park		256,000
Kaye Scholer	250 West 55th Street		246,000
Macys.com (Macy’s, Inc.)	680 Folsom Street		243,000
Morrison & Foerster	250 West 55th Street		205,000
Riverbed Technology	680 Folsom Street		202,000
Biogen Idec	Seventeen Cambridge Center		195,191
ODNI (US Government)	Three Patriots Park		182,424

(1)	Includes 92,620 & 104,874 square feet of space in properties in which Boston Properties has a 51% & 50% interest, respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(3)	Includes 50,887 square feet of space in a property in which Boston Properties has a 60% interest.
(4)	Includes 248,021 square feet of space in a property in which Boston Properties has a 51% interest.
(5)	Includes 449,871 square feet of space in a property in which Boston Properties has a 60% interest.
(6)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(7)	Represents leases signed with occupancy commencing in the future.

Boston Properties, Inc.

Fourth Quarter 2012

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2) (3)

					Annualized	Annualized
	Rentable Square		Current Annualized	Current Annualized	Revenues Under	Revenues Under
Year of Lease	Footage Subject to		Revenues Under	Revenues Under	Expiring Leases	Expiring Leases with	Percentage of
Expiration	Expiring Leases		Expiring Leases	Expiring Leases p.s.f.	with future step-ups	future step-ups-p.s.f.	Total Square Feet
2012	114,383		$5,248,721	$45.89	$5,248,721	$45.89	0.30%
2013	1,603,945		64,598,027	40.27	65,018,252	40.54	4.27%
2014	2,865,285		130,853,139	45.67	132,751,320	46.33	7.62%
2015	2,759,865		135,965,607	49.27	140,329,707	50.85	7.34%
2016	2,962,837		129,953,068	43.86	135,079,167	45.59	7.88%
2017	3,827,767		242,989,102	63.48	251,868,748	65.80	10.19%
2018	1,084,597		69,712,084	64.27	75,046,022	69.19	2.89%
2019	3,235,635	(4)	183,534,299	56.72	197,252,136	60.96	8.61%
2020	3,182,256		193,964,780	60.95	209,676,426	65.89	8.47%
2021	2,399,992		134,458,940	56.02	160,109,549	66.71	6.39%
Thereafter	10,189,759		580,701,986	56.99	675,518,494	66.29	27.11%

Occupancy By Location (5)

	CBD		Suburban		Total
Location	31-Dec-12	31-Dec-11	31-Dec-12	31-Dec-11	31-Dec-12	31-Dec-11
Boston	97.4%	90.2%	79.9%	82.9%	90.9%	87.2%
New York	93.7%	97.8%	n/a	n/a	93.7%	97.8%
Princeton	n/a	n/a	78.2%	75.8%	78.2%	75.8%
San Francisco	95.4%	92.0%	78.5%	79.3%	90.0%	87.9%
Washington, DC	96.2%	96.9%	92.4%	96.4%	94.1%	96.6%

Total Portfolio	95.6%	94.4%	84.4%	86.1%	91.4%	91.3%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 231,792 square feet of leased premises in properties under development.
(5)	Includes approximately 2,100,000 square feet of retail space.

Boston Properties, Inc.

Fourth Quarter 2012

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2) (3)

				Annualized	Annualized
	Rentable Square	Current Annualized	Current Annualized	Revenues Under	Revenues Under
Year of Lease	Footage Subject to	Revenues Under	Revenues Under	Expiring Leases	Expiring Leases with	Percentage of
Expiration	Expiring Leases	Expiring Leases	Expiring Leases p.s.f.	with future step-ups	future step-ups-p.s.f.	Total Square Feet
2012	—	$—	$—	$—	$—	0.00%
2013	161,268	3,237,813	20.08	3,282,790	20.36	13.68%
2014	273,532	5,305,542	19.40	5,360,530	19.60	23.21%
2015	177,374	4,262,495	24.03	4,311,308	24.31	15.05%
2016	258,932	20,440,751	78.94	20,495,778	79.16	21.97%
2017	13,408	262,836	19.60	289,340	21.58	1.14%
2018	—	—	—	—	—	0.00%
2019	32,000	930,708	29.08	780,308	24.38	2.72%
2020	79,971	1,281,270	16.02	1,281,270	16.02	6.79%
2021	57,321	1,000,494	17.45	1,000,494	17.45	4.86%
Thereafter	—	—	—	—	—	0.00%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-12	31-Dec-11	31-Dec-12	31-Dec-11	31-Dec-12	31-Dec-11
Boston	100.0%	100.0%	0.0%	76.2%	76.0%	85.4%
New York	n/a	n/a	n/a	n/a	n/a	n/a
Princeton	n/a	n/a	n/a	n/a	n/a	n/a
San Francisco	n/a	n/a	100.0%	n/a	100.0%	n/a
Washington, DC	n/a	n/a	97.8%	100.0%	97.8%	100.0%

Total Portfolio	100.0%	100.0%	87.4%	90.9%	90.6%	92.6%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Fourth Quarter 2012

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2) (3)

				Annualized	Annualized
	Rentable Square	Current Annualized	Current Annualized	Revenues Under	Revenues Under
Year of Lease	Footage Subject to	Revenues Under	Revenues Under	Expiring Leases	Expiring Leases with	Percentage of
Expiration	Expiring Leases	Expiring Leases	Expiring Leases p.s.f.	with future step-ups	future step-ups-p.s.f.	Total Square Feet
2012	—	$—	$—	$—	$—	0.00%
2013	91,916	7,741,493	84.22	7,629,321	83.00	4.50%
2014	96,408	8,613,571	89.34	9,110,164	94.50	4.72%
2015	126,968	12,662,597	99.73	12,775,983	100.62	6.21%
2016	222,314	20,449,919	91.99	21,302,613	95.82	10.88%
2017	196,198	24,670,563	125.74	25,013,430	127.49	9.60%
2018	253,980	12,195,435	48.02	12,781,366	50.32	12.43%
2019	57,632	4,475,509	77.66	4,901,701	85.05	2.82%
2020	133,762	5,957,181	44.54	8,485,710	63.44	6.55%
2021	121,877	7,418,341	60.87	8,605,760	70.61	5.96%
Thereafter	742,600	43,780,074	58.96	53,945,096	72.64	36.34%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Fourth Quarter 2012

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2) (3)

					Annualized	Annualized
	Rentable Square		Current Annualized	Current Annualized	Revenues Under	Revenues Under
Year of Lease	Footage Subject to		Revenues Under	Revenues Under	Expiring Leases	Expiring Leases with	Percentage of
Expiration	Expiring Leases		Expiring Leases	Expiring Leases p.s.f.	with future step-ups	future step-ups-p.s.f.	Total Square Feet
2012	114,383		$5,248,721	$45.89	$5,248,721	$45.89	0.28%
2013	1,857,129		75,577,333	40.70	75,930,363	40.89	4.55%
2014	3,235,225		144,772,253	44.75	147,222,014	45.51	7.93%
2015	3,064,207		152,890,700	49.90	157,416,998	51.37	7.51%
2016	3,444,083		170,843,738	49.61	176,877,558	51.36	8.44%
2017	4,037,373		267,922,500	66.36	277,171,518	68.65	9.90%
2018	1,338,577		81,907,519	61.19	87,827,388	65.61	3.28%
2019	3,325,267	(4)	188,940,517	56.82	202,934,145	61.03	8.15%
2020	3,395,989		201,203,231	59.25	219,443,405	64.62	8.32%
2021	2,579,190		142,877,775	55.40	169,715,802	65.80	6.32%
Thereafter	10,932,359		624,482,061	57.12	729,463,590	66.73	26.79%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-12	31-Dec-11	31-Dec-12	31-Dec-11	31-Dec-12	31-Dec-11
Boston	97.5%	90.6%	78.4%	82.3%	90.5%	87.1%
New York	93.7%	97.8%	n/a	n/a	93.7%	97.8%
Princeton	n/a	n/a	78.2%	75.8%	78.2%	75.8%
San Francisco	95.4%	92.0%	78.9%	79.3%	90.1%	87.9%
Washington, DC	96.2%	96.9%	93.1%	96.9%	94.3%	96.9%

Total Portfolio	95.7%	94.5%	84.6%	86.5%	91.4%	91.3%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 231,792 square feet of leased premises in properties under development.

Boston Properties, Inc.

Fourth Quarter 2012

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
				Annualized					Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per	Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square	Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2012	25,030	$963,987	$38.51	$963,987	$38.51	—	$—	$—	$—	$—
2013	488,601	18,722,206	38.32	18,960,257	38.81	—	—	—	—	—
2014	1,098,102	44,581,990	40.60	44,629,700	40.64	67,362	1,669,479	24.78	1,669,479	24.78
2015	1,023,953	43,796,137	42.77	45,078,215	44.02	—	—	—	—	—
2016	899,130	34,888,936	38.80	36,272,742	40.34	225,532	19,703,892	87.37	19,703,892	87.37
2017	723,213	29,653,849	41.00	30,926,766	42.76	—	—	—	—	—
2018	227,090	9,428,892	41.52	10,105,877	44.50	—	—	—	—	—
2019	932,950	41,090,842	44.04	44,013,782	47.18	—	—	—	—	—
2020	244,200	10,989,840	45.00	11,692,404	47.88	—	—	—	—	—
2021	676,921	24,294,548	35.89	25,844,103	38.18	—	—	—	—	—
Thereafter	4,691,099	235,752,376	50.26	277,301,706	59.11	—	—	—	—	—

	Retail					Total Property Types
				Annualized					Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per	Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square	Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2012	—	$—	$—	$—	$—	25,030	$963,987	$38.51	$963,987	$38.51
2013	27,705	4,577,803	165.23	4,452,503	160.71	516,306	23,300,009	45.13	23,412,761	45.35
2014	24,536	3,433,197	139.92	3,411,035	139.02	1,190,000	49,684,665	41.75	49,710,214	41.77
2015	31,639	4,968,365	157.03	4,939,140	156.11	1,055,592	48,764,502	46.20	50,017,355	47.38
2016	17,457	2,327,327	133.32	2,369,722	135.75	1,142,119	56,920,156	49.84	58,346,356	51.09	(4)
2017	47,142	3,038,196	64.45	3,071,042	65.14	770,355	32,692,045	42.44	33,997,807	44.13
2018	173,845	7,571,637	43.55	7,736,502	44.50	400,935	17,000,529	42.40	17,842,378	44.50
2019	16,026	2,260,367	141.04	2,435,478	151.97	948,976	43,351,209	45.68	46,449,261	48.95
2020	92,818	3,833,714	41.30	6,068,294	65.38	337,018	14,823,554	43.98	17,760,699	52.70
2021	37,719	2,308,942	61.21	2,608,922	69.17	714,640	26,603,490	37.23	28,453,025	39.81
Thereafter	338,842	16,621,741	49.05	18,517,938	54.65	5,029,941	252,374,117	50.17	295,819,644	58.81

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $40.11 per square foot and $41.98 per square foot, respectively, in 2016.

Boston Properties, Inc.

Fourth Quarter 2012

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—		—	—	—	—	—
Q3 2012	—	—	—	—	—		—	—	—	—	—
Q4 2012	25,030	963,987	38.51	963,987	38.51	(4)	—	—	—	—	—

Total 2012	25,030	$963,987	$38.51	$963,987	$38.51		—	$—	$—	$—	$—

Q1 2013	121,817	$3,092,781	$25.39	$3,101,195	$25.46		—	$—	$—	$—	$—
Q2 2013	124,425	5,785,738	46.50	5,769,764	46.37		—	—	—	—	—
Q3 2013	113,281	4,494,006	39.67	4,517,894	39.88		—	—	—	—	—
Q4 2013	129,078	5,349,681	41.45	5,571,404	43.16		—	—	—	—	—

Total 2013	488,601	$18,722,206	$38.32	$18,960,257	$38.81		—	$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—		—	—	—	—	—
Q3 2012	—	—	—	—	—		—	—	—	—	—
Q4 2012	—	—	—	—	—		25,030	963,987	38.51	963,987	38.51	(4)

Total 2012	—	$—	$—	$—	$—		25,030	$963,987	$38.51	$963,987	$38.51

Q1 2013	6,647	$1,228,434	$184.81	$1,184,034	$178.13		128,464	$4,321,214	$33.64	$4,285,228	$33.36
Q2 2013	6,171	555,004	89.94	483,004	78.27		130,596	6,340,742	48.55	6,252,768	47.88
Q3 2013	296	433,520	1,464.59	381,920	1,290.27		113,577	4,927,526	43.38	4,899,814	43.14
Q4 2013	14,591	2,360,846	161.80	2,403,546	164.73		143,669	7,710,528	53.67	7,974,951	55.51

Total 2013	27,705	$4,577,803	$165.23	$4,452,503	$160.71		516,306	$23,300,009	$45.13	$23,412,761	$45.35

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on December 31, 2012.

Boston Properties, Inc.

Fourth Quarter 2012

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2013	61,886	5,334,267	86.20	5,177,267	83.66	—	—	—	—	—
2014	157,429	19,379,846	123.10	19,739,295	125.39	—	—	—	—	—
2015	225,233	23,515,231	104.40	23,438,616	104.06	—	—	—	—	—
2016	227,501	21,464,598	94.35	21,832,351	95.97	—	—	—	—	—
2017	1,412,245	133,429,284	94.48	136,609,613	96.73	—	—	—	—	—
2018	273,188	31,845,527	116.57	33,143,088	121.32	—	—	—	—	—
2019	1,012,279	84,843,715	83.81	89,904,881	88.81	—	—	—	—	—
2020	1,346,662	105,466,403	78.32	111,684,352	82.93	—	—	—	—	—
2021	496,333	50,418,486	101.58	62,628,252	126.18	—	—	—	—	—
Thereafter	2,564,992	203,768,740	79.44	229,136,551	89.33	—	—	—	—	—

	Retail					Total Property Types
				Annualized					Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per	Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square	Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2012	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2013	1,990	211,195	106.13	211,195	106.13	63,876	5,545,462	86.82	5,388,462	84.36
2014	12,872	1,595,823	123.98	1,636,830	127.16	170,301	20,975,669	123.17	21,376,125	125.52
2015	3,000	2,347,146	782.38	2,347,146	782.38	228,233	25,862,377	113.32	25,785,762	112.98
2016	98,808	12,488,388	126.39	13,109,625	132.68	326,309	33,952,987	104.05	34,941,976	107.08
2017	78,027	17,692,803	226.75	17,760,231	227.62	1,490,272	151,122,087	101.41	154,369,844	103.59
2018	—	—	—	—	—	273,188	31,845,527	116.57	33,143,088	121.32
2019	3,877	375,843	96.94	443,232	114.32	1,016,156	85,219,558	83.86	90,348,112	88.91
2020	4,928	481,736	97.75	560,225	113.68	1,351,590	105,948,139	78.39	112,244,577	83.05
2021	2,056	242,335	117.87	309,720	150.64	498,389	50,660,821	101.65	62,937,971	126.28
Thereafter	116,505	16,579,348	142.31	22,139,887	190.03	2,681,497	220,348,088	82.17	251,276,438	93.71

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Fourth Quarter 2012

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
				Annualized					Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per	Rentable Square	Current Annualized	Per	Revenues Under	Per
Lease Expiration	Footage Subject to	Revenues Under	Square	Expiring Leases	Square	Footage Subject to	Revenues Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot

Q1 2012	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—	—	—	—	—	—
Q3 2012	—	—	—	—	—	—	—	—	—	—
Q4 2012	—	—	—	—	—	—	—	—	—	—

Total 2012	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Q1 2013	19,026	$1,693,864	$89.03	$1,536,864	$80.78	—	$—	$—	$—	$—
Q2 2013	12,202	1,111,332	91.08	1,111,332	91.08	—	—	—	—	—
Q3 2013	17,809	1,487,936	83.55	1,487,936	83.55	—	—	—	—	—
Q4 2013	12,849	1,041,135	81.03	1,041,135	81.03	—	—	—	—	—

Total 2013	61,886	$5,334,267	$86.20	$5,177,267	$83.66	—	$—	$—	$—	$—

	Retail					Total Property Types
				Annualized					Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per	Rentable Square	Current Annualized	Per	Revenues Under	Per
Lease Expiration	Footage Subject to	Revenues Under	Square	Expiring Leases	Square	Footage Subject to	Revenues Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2012	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—	—	—	—	—	—
Q3 2012	—	—	—	—	—	—	—	—	—	—
Q4 2012	—	—	—	—	—	—	—	—	—	—

Total 2012	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Q1 2013	—	$—	$—	$—	$—	19,026	$1,693,864	$89.03	$1,536,864	$80.78
Q2 2013	—	—	—	—	—	12,202	1,111,332	91.08	1,111,332	91.08
Q3 2013	—	—	—	—	—	17,809	1,487,936	83.55	1,487,936	83.55
Q4 2013	1,990	211,195	106.13	211,195	106.13	14,839	1,252,330	84.39	1,252,330	84.39

Total 2013	1,990	$211,195	$106.13	$211,195	$106.13	63,876	$5,545,462	$86.82	$5,388,462	$84.36

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Fourth Quarter 2012

IN-SERVICE PRINCETON REGION PROPERTIES

Lease Expirations - Princeton Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
				Annualized					Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per	Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square	Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2012	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2013	188,233	6,390,223	33.95	6,414,329	34.08	—	—	—	—	—
2014	427,989	13,992,242	32.69	14,131,743	33.02	—	—	—	—	—
2015	240,305	7,893,633	32.85	8,041,225	33.46	—	—	—	—	—
2016	94,202	3,202,545	34.00	3,271,319	34.73	—	—	—	—	—
2017	193,277	6,536,057	33.82	6,819,479	35.28	—	—	—	—	—
2018	56,270	1,776,379	31.57	1,852,855	32.93	—	—	—	—	—
2019	204,737	6,557,439	32.03	7,118,598	34.77	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
2021	58,125	1,782,783	30.67	1,970,548	33.90	—	—	—	—	—
Thereafter	433,887	15,436,039	35.58	15,354,074	35.39	—	—	—	—	—

	Retail					Total Property Types
				Annualized					Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per	Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square	Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2012	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2013	—	—	—	—	—	188,233	6,390,223	33.95	6,414,329	34.08
2014	—	—	—	—	—	427,989	13,992,242	32.69	14,131,743	33.02
2015	—	—	—	—	—	240,305	7,893,633	32.85	8,041,225	33.46
2016	—	—	—	—	—	94,202	3,202,545	34.00	3,271,319	34.73
2017	—	—	—	—	—	193,277	6,536,057	33.82	6,819,479	35.28
2018	—	—	—	—	—	56,270	1,776,379	31.57	1,852,855	32.93
2019	—	—	—	—	—	204,737	6,557,439	32.03	7,118,598	34.77
2020	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	58,125	1,782,783	30.67	1,970,548	33.90
Thereafter	—	—	—	—	—	433,887	15,436,039	35.58	15,354,074	35.39

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Fourth Quarter 2012

IN-SERVICE PRINCETON REGION PROPERTIES

Quarterly Lease Expirations - Princeton Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
				Annualized					Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per	Rentable Square	Current Annualized	Per	Revenues Under	Per
Lease Expiration	Footage Subject to	Revenues Under	Square	Expiring Leases	Square	Footage Subject to	Revenues Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2012	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—	—	—	—	—	—
Q3 2012	—	—	—	—	—	—	—	—	—	—
Q4 2012	—	—	—	—	—	—	—	—	—	—

Total 2012	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Q1 2013	70,956	$2,674,993	$37.70	$2,674,993	$37.70	—	$—	$—	$—	$—
Q2 2013	52,601	1,596,550	30.35	1,621,532	30.83	—	—	—	—	—
Q3 2013	7,607	242,684	31.90	242,684	31.90	—	—	—	—	—
Q4 2013	57,069	1,875,996	32.87	1,875,120	32.86	—	—	—	—	—

Total 2013	188,233	$6,390,223	$33.95	$6,414,329	$34.08	—	$—	$—	$—	$—

	Retail					Total Property Types
				Annualized					Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per	Rentable Square	Current Annualized	Per	Revenues Under	Per
Lease Expiration	Footage Subject to	Revenues Under	Square	Expiring Leases	Square	Footage Subject to	Revenues Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2012	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—	—	—	—	—	—
Q3 2012	—	—	—	—	—	—	—	—	—	—
Q4 2012	—	—	—	—	—	—	—	—	—	—

Total 2012	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Q1 2013	—	$—	$—	$—	$—	70,956	$2,674,993	$37.70	$2,674,993	$37.70
Q2 2013	—	—	—	—	—	52,601	1,596,550	30.35	1,621,532	30.83
Q3 2013	—	—	—	—	—	7,607	242,684	31.90	242,684	31.90
Q4 2013	—	—	—	—	—	57,069	1,875,996	32.87	1,875,120	32.86

Total 2013	—	$—	$—	$—	$—	188,233	$6,390,223	$33.95	$6,414,329	$34.08

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Fourth Quarter 2012

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
				Annualized					Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per	Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square	Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2012	24,536	$1,335,094	$54.41	$1,335,094	$54.41	—	$—	$—	$—	$—
2013	346,984	10,410,972	30.00	10,524,812	30.33	8,320	160,116	19.24	160,116	19.24
2014	503,075	20,974,209	41.69	21,344,443	42.43	10,150	183,156	18.04	188,982	18.62
2015	509,631	20,344,079	39.92	21,328,734	41.85	11,150	207,227	18.59	217,119	19.47
2016	1,223,048	48,946,562	40.02	50,480,275	41.27	—	—	—	—	—
2017	506,779	20,071,956	39.61	21,625,438	42.67	—	—	—	—	—
2018	107,438	6,080,022	56.59	6,660,798	62.00	—	—	—	—	—
2019	119,602	5,635,601	47.12	6,225,806	52.05	—	—	—	—	—
2020	469,990	27,294,572	58.07	29,127,211	61.97	—	—	—	—	—
2021	135,592	6,047,588	44.60	7,016,886	51.75	—	—	—	—	—
Thereafter	382,727	17,495,916	45.71	21,105,987	55.15	—	—	—	—	—

	Retail					Total Property Types
				Annualized					Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per	Rentable Square	Current Annualized	Per	Revenues Under	Per
Year of Lease	Footage Subject to	Revenues Under	Square	Expiring Leases	Square	Footage Subject to	Revenues Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2012	—	$—	$—	$—	$—	24,536	$1,335,094	$54.41	$1,335,094	$54.41
2013	51,122	2,276,681	44.53	2,285,630	44.71	406,426	12,847,769	31.61	12,970,558	31.91
2014	14,066	818,395	58.18	823,159	58.52	527,291	21,975,760	41.68	22,356,583	42.40
2015	34,639	1,959,022	56.56	1,996,976	57.65	555,420	22,510,328	40.53	23,542,829	42.39
2016	37,467	1,820,052	48.58	1,867,433	49.84	1,260,515	50,766,614	40.27	52,347,709	41.53
2017	15,967	996,891	62.43	1,068,892	66.94	522,746	21,068,847	40.30	22,694,330	43.41
2018	22,311	1,119,945	50.20	1,189,312	53.31	129,749	7,199,967	55.49	7,850,110	60.50
2019	5,642	310,404	55.02	346,965	61.50	125,244	5,946,005	47.48	6,572,770	52.48
2020	13,451	470,453	34.98	509,112	37.85	483,441	27,765,025	57.43	29,636,323	61.30
2021	15,458	904,302	58.50	985,466	63.75	151,050	6,951,890	46.02	8,002,353	52.98
Thereafter	41,355	1,532,766	37.06	1,799,073	43.50	424,082	19,028,682	44.87	22,905,060	54.01

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Fourth Quarter 2012

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Lease Expiration	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—		—	—	—	—	—
Q3 2012	—	—	—	—	—		—	—	—	—	—
Q4 2012	24,536	1,335,094	54.41	1,335,094	54.41	(4)	—	—	—	—	—

Total 2012	24,536	$1,335,094	$54.41	$1,335,094	$54.41		—	$—	$—	$—	$—

Q1 2013	20,530	$1,027,500	$50.05	$1,027,500	$50.05		—	$—	$—	$—	$—
Q2 2013	15,644	547,374	34.99	550,397	35.18		—	—	—	—	—
Q3 2013	12,733	785,380	61.68	788,064	61.89		4,920	97,212	19.76	97,212	19.76
Q4 2013	298,077	8,050,718	27.01	8,158,851	27.37		3,400	62,904	18.50	62,904	18.50

Total 2013	346,984	$10,410,972	$30.00	$10,524,812	$30.33		8,320	$160,116	$19.24	$160,116	$19.24

	Retail						Total Property Types
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Revenues Under	Per		Rentable Square	Current Annualized	Per	Revenues Under	Per
Lease Expiration	Footage Subject to	Revenues Under	Square	Expiring Leases	Square		Footage Subject to	Revenues Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—		—	—	—	—	—
Q3 2012	—	—	—	—	—		—	—	—	—	—
Q4 2012	—	—	—	—	—		24,536	1,335,094	54.41	1,335,094	54.41	(4)

Total 2012	—	$—	$—	$—	$—		24,536	$1,335,094	$54.41	$1,335,094	$54.41

Q1 2013	21,016	$641,052	$30.50	$641,052	$30.50		41,546	$1,668,552	$40.16	$1,668,552	$40.16
Q2 2013	445	48,443	108.86	48,443	108.86		16,089	595,817	37.03	598,840	37.22
Q3 2013	13,056	732,031	56.07	732,031	56.07		30,709	1,614,623	52.58	1,617,307	52.67
Q4 2013	16,605	855,156	51.50	864,104	52.04		318,082	8,968,778	28.20	9,085,859	28.56

Total 2013	51,122	$2,276,681	$44.53	$2,285,630	$44.71		406,426	$12,847,769	$31.61	$12,970,558	$31.91

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on December 31, 2012.

Boston Properties, Inc.

Fourth Quarter 2012

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	64,817	$2,949,641	$45.51	$2,949,641	$45.51		—	$—	$—	$—	$—
2013	518,241	23,740,358	45.81	23,941,587	46.20	(4)	152,948	3,077,697	20.12	3,122,674	20.42
2014	678,690	31,924,853	47.04	32,906,140	48.48	(4)	196,020	3,452,907	17.62	3,502,069	17.87
2015	760,743	40,416,527	53.13	42,442,917	55.79	(4)	166,224	4,055,268	24.40	4,094,189	24.63
2016	518,956	21,450,426	41.33	23,222,479	44.75		33,400	736,859	22.06	791,886	23.71
2017	992,253	53,297,956	53.71	55,887,452	56.32		13,408	262,836	19.60	289,340	21.58
2018	420,611	20,581,264	48.93	23,283,405	55.36		—	—	—	—	—
2019	966,067	45,406,702	47.00	49,989,070	51.74	(5)	32,000	930,708	29.08	780,308	24.38
2020	1,121,404	50,213,964	44.78	57,172,458	50.98		79,971	1,281,270	16.02	1,281,270	16.02
2021	1,033,021	51,915,534	50.26	62,649,759	60.65		57,321	1,000,494	17.45	1,000,494	17.45
Thereafter	2,117,054	108,248,915	51.13	132,620,177	62.64	(6)	—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	—	$—	$—	$—	$—		64,817	$2,949,641	$45.51	$2,949,641	$45.51
2013	11,099	675,813	60.89	679,993	61.27		682,288	27,493,869	40.30	27,744,253	40.66
2014	44,934	2,766,156	61.56	3,239,140	72.09		919,644	38,143,916	41.48	39,647,349	43.11
2015	57,690	3,388,065	58.73	3,492,721	60.54		984,657	47,859,859	48.61	50,029,826	50.81
2016	68,582	3,814,152	55.61	3,955,833	57.68		620,938	26,001,436	41.87	27,970,198	45.05
2017	55,062	2,942,673	53.44	3,113,265	56.54		1,060,723	56,503,465	53.27	59,290,058	55.90
2018	57,824	3,503,853	60.60	3,855,552	66.68		478,435	24,085,117	50.34	27,138,957	56.72
2019	32,087	1,528,895	47.65	1,676,026	52.23		1,030,154	47,866,305	46.47	52,445,404	50.91	(5)
2020	22,565	1,171,278	51.91	1,348,078	59.74		1,223,940	52,666,512	43.03	59,801,807	48.86
2021	66,644	3,962,762	59.46	4,701,653	70.55		1,156,986	56,878,790	49.16	68,351,905	59.08
Thereafter	245,898	9,046,219	36.79	11,488,197	46.72		2,362,952	117,295,134	49.64	144,108,374	60.99	(6)

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 114,811 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2013, 2014 and 2015, the current and future expiring rental rate would be (i) $38.24 per square foot and $38.73 per square foot, respectively, for 2013, (ii) $42.48 per square foot and $47.82 per square foot, respectively, for 2014 and (iii) $47.30 per square foot and $49.83 per square foot, respectively, for 2015.
(5)	Includes 58,340 square feet of leased premises in properties under development.
(6)	Includes 173,452 square feet of leased premises in properties under development.

Boston Properties, Inc.

Fourth Quarter 2012

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—		—	—	—	—	—
Q3 2012	—	—	—	—	—		—	—	—	—	—
Q4 2012	64,817	2,949,641	45.51	2,949,641	45.51	(4)	—	—	—	—	—

Total 2012	64,817	$2,949,641	$45.51	$2,949,641	$45.51		—	$—	$—	$—	$—

Q1 2013	70,605	$3,717,750	$52.66	$3,971,170	$56.24		59,529	$1,154,868	$19.40	$1,154,868	$19.40
Q2 2013	256,338	8,322,876	32.47	8,263,910	32.24		40,880	816,377	19.97	833,770	20.40
Q3 2013	112,351	5,360,105	47.71	5,362,593	47.73		—	—	—	—	—
Q4 2013	78,947	6,339,626	80.30	6,343,914	80.36	(5)	52,539	1,106,453	21.06	1,134,036	21.58

Total 2013	518,241	$23,740,358	$45.81	$23,941,587	$46.20		152,948	$3,077,697	$20.12	$3,122,674	$20.42

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—		—	—	—	—	—
Q3 2012	—	—	—	—	—		—	—	—	—	—
Q4 2012	—	—	—	—	—		64,817	2,949,641	45.51	2,949,641	45.51	(4)

Total 2012	—	$—	$—	$—	$—		64,817	$2,949,641	$45.51	$2,949,641	$45.51

Q1 2013	940	$66,852	$71.12	$66,852	$71.12		131,074	$4,939,470	$37.68	$5,192,891	$39.62
Q2 2013	8,199	429,482	52.38	429,482	52.38		305,417	9,568,735	31.33	9,527,162	31.19
Q3 2013	—	—	—	—	—		112,351	5,360,105	47.71	5,362,593	47.73
Q4 2013	1,960	179,479	91.57	183,658	93.70		133,446	7,625,558	57.14	7,661,608	57.41

Total 2013	11,099	$675,813	$60.89	$679,993	$61.27		682,288	$27,493,869	$40.30	$27,744,253	$40.66

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 12/31/2012.
(5)	Includes 29,838 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from Q4 2013, the current and future expiring rental rate would be $43.79 per square foot and $43.79 per square foot, respectively.

Boston Properties, Inc.

Fourth Quarter 2012

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	7,488	$340,536	$45.48	$340,536	$45.48		24,536	$1,335,094	$54.41	$1,335,094	$54.41
2013	216,762	13,737,327	63.38	13,831,514	63.81	(4)	180,834	8,770,929	48.50	8,809,225	48.71
2014	857,106	38,635,948	45.08	38,694,031	45.14		283,186	13,046,041	46.07	13,211,813	46.65
2015	628,770	36,321,899	57.77	36,549,005	58.13		271,629	12,624,909	46.48	13,085,974	48.18
2016	557,433	37,154,304	66.65	37,603,416	67.46	(5)	985,115	44,935,066	45.61	45,509,660	46.20
2017	295,200	18,900,104	64.02	18,855,359	63.87		256,588	12,408,730	48.36	12,902,782	50.29
2018	271,351	12,850,557	47.36	13,370,930	49.28		125,469	7,061,295	56.28	7,689,353	61.28
2019	664,336	32,369,814	48.73	34,473,617	51.89		125,244	5,946,005	47.48	6,572,770	52.48
2020	318,905	14,515,633	45.52	17,407,495	54.59		469,281	27,120,318	57.79	28,892,162	61.57
2021	390,352	19,276,005	49.38	20,910,555	53.57		151,050	6,951,890	46.02	8,002,353	52.98
Thereafter	4,093,476	215,340,800	52.61	254,994,189	62.29		424,082	19,028,682	44.87	22,905,060	54.01

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
2013	63,876	5,545,462	86.82	5,388,462	84.36		381,820	14,440,135	37.82	14,703,356	38.51
2014	162,348	20,267,455	124.84	20,667,831	127.31		184,602	9,068,953	49.13	9,172,938	49.69
2015	228,233	25,862,377	113.32	25,785,762	112.98		338,283	20,171,087	59.63	20,914,044	61.82
2016	326,309	33,952,987	104.05	34,941,976	107.08		63,655	3,253,436	51.11	3,462,095	54.39
2017	1,490,272	151,122,087	101.41	154,369,844	103.59		779,404	44,385,879	56.95	45,844,008	58.82
2018	273,188	31,845,527	116.57	33,143,088	121.32		93,308	6,021,077	64.53	6,641,465	71.18
2019	1,016,156	85,219,558	83.86	90,348,112	88.91		420,626	24,136,427	57.38	27,382,500	65.10
2020	1,351,590	105,948,139	78.39	112,244,577	83.05		429,090	21,764,593	50.72	24,952,096	58.15
2021	498,389	50,660,821	101.65	62,937,971	126.28		555,155	31,647,417	57.01	38,298,763	68.99
Thereafter	2,689,450	221,056,303	82.19	251,830,362	93.64		1,170,251	73,084,093	62.45	91,009,164	77.77	(6)

	Princeton						Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
2013	—	—	—	—	—		—	—	—	—	—
2014	—	—	—	—	—		—	—	—	—	—
2015	—	—	—	—	—		—	—	—	—	—
2016	—	—	—	—	—		—	—	—	—	—
2017	—	—	—	—	—		—	—	—	—	—
2018	—	—	—	—	—		—	—	—	—	—
2019	—	—	—	—	—		—	—	—	—	—
2020	—	—	—	—	—		—	—	—	—	—
2021	—	—	—	—	—		—	—	—	—	—
Thereafter	—	—	—	—	—		—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $57.20 per square foot and $58.21 per square foot, respectively, in 2013.
(5)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $52.25 per square foot and $53.62 per square foot, respectively, in 2016.
(6)	Includes 173,452 square feet of leased premises in properties under development.

Boston Properties, Inc.

Fourth Quarter 2012

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	17,542	$623,451	$35.54	$623,451	$35.54	—	$—	$—	$—	$—
2013	299,544	9,562,682	31.92	9,581,246	31.99	225,592	4,076,840	18.07	4,161,333	18.45
2014	332,894	11,048,718	33.19	11,016,183	33.09	244,105	8,929,719	36.58	9,144,770	37.46
2015	426,822	12,442,603	29.15	13,468,350	31.55	283,791	9,885,419	34.83	10,456,855	36.85
2016	584,686	19,765,852	33.81	20,742,941	35.48	275,400	5,831,547	21.17	6,838,048	24.83
2017	475,155	13,791,941	29.03	15,142,448	31.87	266,158	8,660,117	32.54	9,791,547	36.79
2018	129,584	4,149,972	32.03	4,471,449	34.51	4,280	138,672	32.40	160,757	37.56
2019	284,640	10,981,395	38.58	11,975,644	42.07	—	—	—	—	—
2020	18,113	307,921	17.00	353,204	19.50	14,160	644,708	45.53	744,161	52.55
2021	324,288	7,327,485	22.60	7,542,470	23.26	—	—	—	—	—
Thereafter	936,465	37,033,317	39.55	40,120,330	42.84	—	—	—	—	—

	New York					Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	—	$—	$—	$—	$—	64,817	$2,949,641	$45.51	$2,949,641	$45.51
2013	—	—	—	—	—	300,468	13,053,733	43.44	13,040,897	43.40	(4)
2014	—	—	—	—	—	735,042	29,074,963	39.56	30,474,411	41.46	(4)
2015	—	—	—	—	—	646,374	27,688,772	42.84	29,115,782	45.04	(4)
2016	—	—	—	—	—	557,283	22,748,000	40.82	24,508,103	43.98
2017	—	—	—	—	—	281,319	12,117,585	43.07	13,446,050	47.80
2018	—	—	—	—	—	385,127	18,064,040	46.90	20,497,493	53.22
2019	—	—	—	—	—	609,528	23,729,879	38.93	25,062,904	41.12	(5)
2020	—	—	—	—	—	794,850	30,901,919	38.88	34,849,710	43.84
2021	—	—	—	—	—	601,831	25,231,373	41.92	30,053,141	49.94
Thereafter	—	—	—	—	—	1,192,701	44,211,042	37.07	53,099,210	44.52

	Princeton					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2013	188,233	6,390,223	33.95	6,414,329	34.08	—	—	—	—	—
2014	427,989	13,992,242	32.69	14,131,743	33.02	—	—	—	—	—
2015	240,305	7,893,633	32.85	8,041,225	33.46	—	—	—	—	—
2016	94,202	3,202,545	34.00	3,271,319	34.73	—	—	—	—	—
2017	193,277	6,536,057	33.82	6,819,479	35.28	—	—	—	—	—
2018	56,270	1,776,379	31.57	1,852,855	32.93	—	—	—	—	—
2019	204,737	6,557,439	32.03	7,118,598	34.77	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
2021	58,125	1,782,783	30.67	1,970,548	33.90	—	—	—	—	—
Thereafter	433,887	15,436,039	35.58	15,354,074	35.39	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 114,811 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2013, 2014 and 2015, the current and future expiring rental rate would be (i) $29.29 per square foot and $29.37 per square foot, respectively, for 2013, (ii) $35.04 per square foot and $36.83 per square foot, respectively, for 2014 and (iii) $35.09 per square foot and $37.10 per square foot, respectively, for 2015.
(5)	Includes 58,340 square feet of leased premises in properties under development.

Boston Properties, Inc.

Fourth Quarter 2012

HOTEL PERFORMANCE

(in thousands, except occupancy, rental rate and percent change amounts)

Cambridge Center Marriott	Fourth Quarter	Fourth Quarter	Percent	YTD	YTD	Percent
	2012	2011	Change	2012	2011	Change
Occupancy	72.5%	74.6%	-2.8%	78.8%	78.2%	0.8%
Average Daily Rate	$239.95	$227.08	5.7%	$226.58	$210.45	7.7%
Revenue per available room	$173.89	$169.51	2.6%	$178.66	$164.15	8.8%
Rental Revenue	$11,691	$11,632 (1)	0.5%
Operating expenses and real estate taxes	8,519	8,076	5.5%

Net Operating Income	$3,172	$3,556	-10.8%

Less: Straight line rent and fair value lease revenue	1	60	-98.3%

Rental Revenue - cash basis	11,690	11,572	1.0%
Less: Operating expenses and real estate taxes	8,519	8,076	5.5%
Add: Straight line ground rent expense	—	—	—

Net Operating Income - cash basis	$3,171	$3,496	-9.3%

RESIDENTIAL PERFORMANCE
(in thousands, except occupancy, rental rate and percent change amounts)

Residences on The Avenue located at 2221 I Street, NW, Washington, DC	Fourth Quarter 2012	Fourth Quarter 2011	Percent Change
Average Rental Rate (2)	$3,383	$3,219	5.1%
Average Rental Rate Per Occupied Square Foot (2)	$4.15	$3.94	5.3%
Physical Occupancy (2) (3)	93.9%	75.5%	24.4%
Economic Occupancy (3)	93.8%	65.2%	43.9%
Rental Revenue (4)	$4,511	$2,887	56.3%
Operating expenses and real estate taxes	2,420	2,087	16.0%

Net Operating Income (4)	$2,091	$800	161.4%

Less: Straight line rent and fair value lease revenue	96	110	-12.7%

Rental Revenue - cash basis	4,415	2,777	59.0%
Less: Operating expenses and real estate taxes	2,420	2,087	16.0%
Add: Straight line ground rent expense	552	567	-2.6%

Net Operating Income - cash basis	$2,547	$1,257	102.6%

The Lofts at Atlantic Wharf, Boston, MA	Fourth Quarter 2012	Fourth Quarter 2011	Percent Change
Average Rental Rate (5)	$3,750	$3,494	7.3%
Average Rental Rate Per Occupied Square Foot (5)	$4.14	$4.12	0.5%
Physical Occupancy (3) (5)	97.7%	80.2%	21.8%
Economic Occupancy (3)	99.1%	72.7%	36.3%
Rental Revenue (6)	$1,044	$701	48.9%
Operating expenses and real estate taxes	428	251	70.5%

Net Operating Income (6)	$616	$450	36.9%

Less: Straight line rent and fair value lease revenue	6	30	-80.0%

Rental Revenue - cash basis	1,038	671	54.7%
Less: Operating expenses and real estate taxes	428	251	70.5%
Add: Straight line ground rent expense	—	—	—

Net Operating Income - cash basis	$610	$420	45.2%

(1)	Includes approximately $386,000 of real estate tax refund received in the quarter ended December 31, 2011.
(2)	Excludes 49,528 square feet of retail space which is 100% occupied.
(3)	For disclosures related to our definition of Physical and Economic Occupancy, see page 52.
(4)	Includes 49,528 square feet of retail space, which had revenue of approximately $818,000 and $606,000 for the quarter ended December 31, 2012 and December 31, 2011, respectively.
(5)	Excludes 9,617 square feet of retail space which is 57% occupied.
(6)	Includes 9,617 square feet of retail space, which had revenue of approximately $82,000 and $69,000 for the quarter ended December 31, 2012 and December 31, 2011, respectively.

Boston Properties, Inc.

Fourth Quarter 2012

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	31-Dec-12	31-Dec-11	31-Dec-12	31-Dec-11	31-Dec-12	31-Dec-11
Boston	98.4%	92.1%	78.4%	82.5%	89.8%	87.9%
New York	95.4%	97.8%	n/a	n/a	95.4%	97.8%
Princeton	n/a	n/a	78.2%	75.8%	78.2%	75.8%
San Francisco	95.4%	92.0%	76.5%	77.4%	89.7%	87.6%
Washington, DC	96.2%	96.9%	92.5%	96.8%	94.1%	96.8%

Total Portfolio	96.4%	95.1%	83.6%	86.3%	91.4%	91.7%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	31-Dec-12	31-Dec-11	31-Dec-12	31-Dec-11	31-Dec-12	31-Dec-11
Total Office Portfolio	96.4%	95.0%	83.4%	85.9%	91.5%	91.6%
Total Office/Technical Portfolio	100.0%	100.0%	87.0%	92.5%	90.4%	94.4%

Total Portfolio	96.4%	95.1%	83.6%	86.3%	91.4%	91.7%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

Fourth Quarter 2012

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel & Residential (1)	Total
Number of Properties	120	16	3	139
Square feet	36,038,811	1,148,855	744,407	37,932,073
Percent of properties in-service	91.0%	97.5%	100.0%	92.0%
Occupancy @ 12/31/2011	91.6%	94.4%	—	91.7%
Occupancy @ 12/31/2012	91.5%	90.4%	—	91.4%
Percent change from 4th quarter 2012 over 4th quarter 2011 (2):
Rental revenue	2.3%	-2.7%	13.3%
Operating expenses and real estate taxes	3.2%	-7.2%	9.2%
Consolidated Net Operating Income (3) - excluding hotel & residential				1.7	%(2)
Consolidated Net Operating Income (3) - Hotel & residential				22.3	%(2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				-15.0	%(2)
Portfolio Net Operating Income (3)				-0.9%
Rental revenue - cash basis	2.7%	-2.4%	14.1%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel & residential	2.4%	-0.5%		2.3	%(2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel & residential				22.3	%(2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				-0.5	%(2)
Portfolio Net Operating Income (3) - cash basis (5)				2.3%

Same Property Lease Analysis - quarter ended December 31, 2012

	Office	Office/Technical	Total
Vacant space available @ 10/1/2012 (sf)	3,018,022 (6)	80,708	3,098,730
Square footage of leases expiring or terminated 10/1/2012-12/31/2012	983,545	—	983,545

Total space for lease (sf)	4,001,567	80,708	4,082,275

New tenants (sf)	287,829	—	287,829
Renewals (sf)	602,792	—	602,792

Total space leased (sf)	890,621	—	890,621

Space available @ 12/31/2012 (sf)	3,110,946	80,708	3,191,654

Net (increase)/decrease in available space (sf)	(92,924)	—	(92,924)
2nd generation Average lease term (months)	81	—	81
2nd generation Average free rent (days)	42	—	42
2nd generation TI/Comm PSF	$36.60	$—	$36.60
Increase (decrease) in 2nd generation gross rents (7)	-0.51%	0.00%	-0.51%
Increase (decrease) in 2nd generation net rents (7)	-1.06%	0.00%	-1.06%

(1)	Includes revenue and expenses from retail tenants at the hotel and residential properties.
(2)	See page 44 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 51.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 43.
(6)	Vacancy available at the beginning of the quarter includes 32,148 square feet of vacancy at Montvale Center. Refer to the footnote regarding Montvale Center on page 7.
(7)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 728,376 square feet.

Boston Properties, Inc.

Fourth Quarter 2012

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	December 31, 2012	December 31, 2011
	(in thousands)
Net income attributable to Boston Properties, Inc.	$65,400	$101,644
Net income attributable to noncontrolling interests:
Noncontrolling interest in discontinued operations - common units of the Operating Partnership	—	47
Noncontrolling interest - common units of the Operating Partnership	7,820	12,470
Noncontrolling interest - redeemable preferred units of the Operating Partnership	1,057	842
Noncontrolling interests in property partnerships	2,331	440
Discontinued operations:
Income from discontinued operations	—	(437)

Income from continuing operations	76,608	115,006
Add:
Interest expense	103,452	103,967
Losses from early extinguishments of debt	—	1,494
Depreciation and amortization	120,550	108,511
Transaction costs	401	80
General and administrative expense	15,940	19,329
Subtract:
Gains from investments in securities	(187)	(38)
Interest and other income	(2,062)	(1,179)
Income from unconsolidated joint ventures	(6,949)	(57,712)
Development and management services income	(8,343)	(8,726)

Consolidated Net Operating Income	299,410	280,732
Net Operating Income from unconsolidated joint ventures (BXP’s share) (1)	49,891	58,108

Combined Net Operating Income	349,301	338,840
Subtract:
Net Operating Income from Value-Added Fund (BXP’s share)	(1,396)	(1,208)

Portfolio Net Operating Income	$347,905	$337,632

Same Property Net Operating Income	314,134	316,993
Net operating income from non Same Properties (2)	31,376	13,471
Termination income	2,395	7,168

Portfolio Net Operating Income	$347,905	$337,632

Same Property Net Operating Income	314,134	316,993
Less straight-line rent and fair value lease revenue	(28,585)	(37,857)
Add straight-line ground rent expense	1,838	1,788

Same Property Net Operating Income - cash basis	$287,387	$280,924

(1)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(2)	Pages 20-22 and 40 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Fourth Quarter 2012

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$	%	For the three months ended		$	%
	31-Dec-12	31-Dec-11	Change	Change	31-Dec-12	31-Dec-11	Change	Change
Rental Revenue	$403,184	$393,296			$9,597	$9,917
Less Termination Income	1,997	1,146			—	49

Rental revenue - subtotal	401,187	392,150	$9,037	2.3%	9,597	9,868	$(271)	(2.7%)
Operating expenses and real estate taxes	147,361	142,823	4,538	3.2%	2,600	2,801	(201)	(7.2%)

Net Operating Income (1)	$253,826	$249,327	$4,499	1.8%	$6,997	$7,067	$(70)	(1.0%)

Rental revenue - subtotal	$401,187	$392,150			$9,597	$9,868
Less straight line rent and fair value lease revenue	15,819	16,765	(946)	(5.6%)	(83)	(46)	(37)	(80.4%)

Rental revenue - cash basis	385,368	375,385	9,983	2.7%	9,680	9,914	(234)	(2.4%)
Less:
Operating expenses and real estate taxes	147,361	142,823	4,538	3.2%	2,600	2,801	(201)	(7.2%)
Add:
Straight line ground rent expense (2)	1,286	1,221	65	5.3%	—	—	—	0.0%

Net Operating Income (3) - cash basis	$239,293	$233,783	$5,510	2.4%	$7,080	$7,113	$(33)	(0.5%)

	Sub-Total				Hotel & Residential
	For the three months ended		$	%	For the three months ended		$	%
	31-Dec-12	31-Dec-11	Change	Change	31-Dec-12	31-Dec-11	Change	Change
Rental Revenue	$412,781	$403,213			$17,246	$15,220
Less Termination Income	1,997	1,195			—	—

Rental revenue - subtotal	410,784	402,018	$8,766	2.2%	17,246	15,220	$2,026	13.3%
Operating expenses and real estate taxes	149,961	145,624	4,337	3.0%	11,367	10,414	953	9.2%

Net Operating Income (1)	$260,823	$256,394	$4,429	1.7%	$5,879	$4,806	$1,073	22.3%

Rental revenue - subtotal	$410,784	$402,018			$17,246	$15,220
Less straight line rent and fair value lease revenue	15,736	16,719	(983)	(5.9%)	103	200	(97)	(48.5%)

Rental revenue - cash basis	395,048	385,299	9,749	2.5%	17,143	15,020	2,123	14.1%
Less:
Operating expenses and real estate taxes	149,961	145,624	4,337	3.0%	11,367	10,414	953	9.2%
Add:
Straight line ground rent expense (2)	1,286	1,221	65	5.3%	552	567	(15)	(2.6%)

Net Operating Income (3) - cash basis	$246,373	$240,896	$5,477	2.3%	$6,328	$5,173	$1,155	22.3%

	Unconsolidated Joint Ventures (4)				Total
	For the three months ended		$	%	For the three months ended		$	%
	31-Dec-12	31-Dec-11	Change	Change	31-Dec-12	31-Dec-11	Change	Change
Rental Revenue	$69,752	$76,966			$499,779	$495,399
Less Termination Income	300	705			2,297	1,900

Rental revenue - subtotal	69,452	76,261	$(6,809)	(8.9%)	497,482	493,499	$3,983	0.8%
Operating expenses and real estate taxes	22,020	20,468	1,552	7.6%	183,348	176,506	6,842	3.9%

Net Operating Income (1)	$47,432	$55,793	$(8,361)	(15.0%)	$314,134	$316,993	$(2,859)	(0.9%)

Rental revenue - subtotal	$69,452	$76,261			$497,482	$493,499
Less straight line rent and fair value lease revenue	12,746	20,938	(8,192)	(39.1%)	28,585	37,857	(9,272)	(24.5%)

Rental revenue - cash basis	56,706	55,323	1,383	2.5%	468,897	455,642	13,255	2.9%
Less:
Operating expenses and real estate taxes	22,020	20,468	1,552	7.6%	183,348	176,506	6,842	3.9%
Add:
Straight line ground rent expense (2)	—	—	—	0.0%	1,838	1,788	50	2.8%

Net Operating Income (3) - cash basis	$34,686	$34,855	$(169)	(0.5%)	$287,387	$280,924	$6,463	2.3%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 43. For disclosures relating to our use of NOI see page 51.
(2)	For additional information, see page 6.
(3)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 43. For disclosures relating to our use of NOI see page 51.
(4)	Does not include the Value-Added Fund.

Boston Properties, Inc.

Fourth Quarter 2012

LEASING ACTIVITY

All In-Service Properties - quarter ended December 31, 2012

	Office	Office/Technical	Total
Vacant space available @ 10/1/2012 (sf)	3,319,307 (1)	80,708	3,400,015
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions (sf)	38,992	—	38,992
Properties placed in-service (sf)	173,452	—	173,452
Leases expiring or terminated 10/1/2012-12/31/2012 (sf)	999,728	5,500	1,005,228

Total space for lease (sf)	4,531,479	86,208	4,617,687

New tenants (sf)	499,738	—	499,738
Renewals (sf)	611,196	5,500	616,696

Total space leased (sf)	1,110,934	5,500	1,116,434 (2)

Space available @ 12/31/2012 (sf)	3,420,545	80,708	3,501,253

Net (increase)/decrease in available space (sf)	(101,238)	—	(101,238)
2nd generation Average lease term (months)	83	30	82
2nd generation Average free rent (days)	52	—	52
2nd generation TI/Comm PSF	$37.64	$—	$37.41
Increase (decrease) in 2nd generation gross rents (3)	-0.44%	6.71%	-0.41%
Increase (decrease) in 2nd generation net rents (4)	-1.09%	9.31%	-1.04%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (3)		Incr (decr) in 2nd gen. net cash rents (4)		Total Leased (5)	Total square feet of leases executed in the quarter (6)
Boston	2,368	580,414	1.36%		1.76%		582,782	590,037
New York	—	23,224	-16.14	%(7)	-28.44	%(7)	23,224	300,359
Princeton	—	41,174	0.00	%(7)	0.00	%(7)	41,174	322,502
San Francisco	—	100,923	2.69%		4.25%		100,923	272,431
Washington, DC	183,614	184,717	-4.73%		-7.47%		368,331	771,407

	185,982	930,452	-0.41%		-1.04%		1,116,434	2,256,736

(1)	Vacancy available at the beginning of the quarter includes 32,148 square feet of vacancy at Montvale Center. Refer to the footnote regarding Montvale Center on page 7.
(2)	Details of 1st and 2nd generation space is located in chart below.
(3)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 750,059.
(4)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 750,059.
(5)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(6)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 188,866.
(7)	During the quarter, Princeton had no leases commence that had been vacant for less than twelve months and New York had one lease for 4,249 square feet included in the comparable statistics.

Boston Properties, Inc.

Fourth Quarter 2012

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q4 2012	Q3 2012	Q2 2012	Q1 2012	2011		2010		2009
Recurring capital expenditures	$10,711	$6,262	$5,005	$1,796	$29,334		$13,988		$27,813
Planned non-recurring capital expenditures associated with acquisition properties	6,127	3,366	6,549	6,245	4,358		395		865
Hotel improvements, equipment upgrades and replacements	214	305	190	187	4,010	(1)	2,262	(2)	1,515

	$17,052	$9,933	$11,744	$8,228	$37,702		$16,645		$30,193

2nd Generation Tenant Improvements and Leasing Commissions

	Q4 2012	Q3 2012	Q2 2012	Q1 2012	2011		2010		2009
Office
Square feet	924,952	790,617	895,209	962,047	4,116,436		4,765,440		3,545,251

Tenant improvements and lease commissions PSF	$37.64	$50.74	$40.55	$52.66	$30.32		$35.77		$32.59

Office/Technical
Square feet	5,500	9,820	13,408	31,060	184,849		149,617		115,848

Tenant improvements and lease commissions PSF	$—	$—	$16.30	$0.55	$23.97		$2.14		$0.13

Average tenant improvements and lease commissions PSF	$37.41	$50.12	$40.20	$51.03	$30.05		$34.74		$31.56

(1)	Includes approximately $1,845 of retail tenant improvements.
(2)	Includes approximately $1,091 of costs related to a façade project at Cambridge Center Marriott.

Boston Properties, Inc.

Fourth Quarter 2012

ACQUISITIONS/DISPOSITIONS

as of December 31, 2012

ACQUISITIONS

For the period from January 1, 2012 through December 31, 2012

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
453 Ravendale Drive	March 1, 2012	29,620	$6,650,000	$—	$6,650,000	100%
100 Federal Street	March 13, 2012	1,265,399	615,600,000	—	615,600,000	96%
680 Folsom Street	August 29, 2012	522,000	157,563,000	182,437,000	340,000,000	85	%(1)
Fountain Square (50% ownership interest - consolidated)	October 4, 2012	758,212	385,000,000	15,000,000	400,000,000	95	%(2)

Total Acquisitions		2,575,231	$1,164,813,000	$197,437,000	$1,362,250,000	93%

(1)	See page 48 for additional information. Excludes the acquisition of the land parcel at 690 Folsom Street with an allocated value in accordance with ASC 805 of approximately $3.1 million (see page 49).
(2)	On October 4, 2012, the Company completed the formation of a joint venture which owns and operates Fountain Square located in Reston, Virginia, adjacent to the Company’s other Reston properties. Fountain Square is an office and retail complex aggregating approximately 758,000 net rentable square feet, comprised of approximately 521,000 net rentable square feet of Class A office space and approximately 237,000 net rentable square feet of retail space. The joint venture partner contributed the property valued at approximately $385.0 million and related mortgage indebtedness totaling approximately $211.3 million for a 50% interest in the joint venture. The Company contributed cash totaling approximately $87.0 million for its 50% interest, which cash was distributed to the joint venture partner. The Company is consolidating this joint venture. The mortgage loan bears interest at a fixed rate of 5.71% per annum and matures on October 11, 2016. Pursuant to the joint venture agreement (i) the Company has rights to acquire the partner’s 50% interest and (ii) the partner has the right to cause the Company to acquire the partner’s interest on January 4, 2016, in each case at a fixed price totaling approximately $102.0 million in cash. The fixed price option rights expire on January 31, 2016. Assuming the Company or the partner causes the Company to purchase the remaining 50% interest, the Company’s total investment will be approximately $400.0 million.

DISPOSITIONS

For the period from January 1, 2012 through December 31, 2012

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain
Bedford Business Park	May 17, 2012	470,091	$62,800,000	$36,877,000	(1)
300 Billerica Road (Value-Added Fund) (25% ownership)	September 27, 2012	110,882	3,050,000	248,000	(2)

Total Dispositions		580,973	$65,850,000	$37,125,000

(1)	On May 17, 2012, the Company completed the sale of its Bedford Business Park properties located in Bedford, Massachusetts for approximately $62.8 million in cash. Net cash proceeds totaled approximately $62.0 million, resulting in a gain on sale of approximately $36.9 million. The operating results of the properties through the date of sale have been classified as discontinued operations on a historical basis for all periods presented.
(2)	On September 27, 2012, the Company’s Value-Added Fund completed the sale of its 300 Billerica Road property located in Chelmsford, Massachusetts for approximately $12.2 million, including the assumption by the buyer of $7.5 million of mortgage indebtedness. Net cash proceeds totaled approximately $4.3 million, of which the Company’s share was approximately $2.8 million, after the payment of transaction costs. The Company’s share of the net proceeds included approximately $2.4 million resulting from the Value-Added Fund’s repayment of a loan from the Company’s Operating Partnership. The Value-Added Fund recognized a gain on sale of real estate totaling approximately $1.0 million, of which the Company’s share totaled approximately $0.2 million and is included within income from unconsolidated joint ventures in the Company’s consolidated statements of operations, but excluded from the Company’s calculation of FFO.

Boston Properties, Inc.

Fourth Quarter 2012

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of December 31, 2012

Construction Properties	Initial Occupancy	Estimated Stabiliz- ation Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Invest- ment (2)	Total Constr- uction Loan (2)	Amount Drawn at 12/31/2012 (2)	Estimated Future Equity Require- ment (2)	Percentage Leased (3)	Percentage Placed in Service (4)
Office
Annapolis Junction Building Six (50% ownership)	Q3 2012	Q3 2013	Annapolis, MD	1	120,000	$11,166,476	$14,000,000	$9,500,000	$6,961,546	$295,070	49%	49%
500 North Capitol Street, N.W. (30% ownership)	Q4 2012	Q4 2013	Washington, DC	1	232,000	30,033,130	36,540,000	32,100,000	25,904,544	311,414	82%	75%
Two Patriots Park (formerly 12300 Sunrise Valley) (5)	Q2 2013	Q2 2013	Reston, VA	1	255,951	52,557,847	64,000,000	—	—	11,442,153	100%	0%
Seventeen Cambridge Center	Q3 2013	Q3 2013	Cambridge, MA	1	195,191	59,101,688	86,300,000	—	—	27,198,312	100%	0%
Cambridge Center Connector (6)	Q3 2013	Q3 2013	Cambridge, MA	—	42,500	6,892,487	24,600,000	—	—	17,707,513	100%	0%
Annapolis Junction Building Seven (50% ownership)	Q4 2013	Q4 2014	Annapolis, MD	1	125,000	3,995,258	16,050,000			12,054,742	0%	0%
680 Folsom Street (7)	Q1 2014	Q3 2015	San Francisco, CA	2	522,000	185,848,222	340,000,000	(7)	—	154,151,778	85%	0%
250 West 55th Street (8)	Q1 2014	Q4 2015	New York, NY	1	989,000	730,812,158	1,050,000,000	—	—	319,187,842	46%	0%

Total Office Properties under Construction				8	2,481,642	$1,080,407,265	$1,631,490,000	$41,600,000	$32,866,090	$542,348,825	66%	3%

Residential
The Avant at Reston Town Center (359 units)	Q4 2013	Q4 2015	Reston, VA	1	355,668	$67,620,165	$137,250,000	$—	$—	$69,629,835	N/A	N/A

Total Residential Properties under Construction				1	355,668	$67,620,165	$137,250,000	$—	$—	$69,629,835	N/A	N/A

Total Properties under Construction				9	2,837,310	$1,148,027,430	$1,768,740,000	$41,600,000	$32,866,090	$611,978,660	66%	3%

PROJECTS PLACED IN-SERVICE DURING 2012

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt (2)	Amount Drawn at 12/31/2012 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)
510 Madison Avenue	Q2 2011	Q1 2014	New York, NY	1	355,598	$370,714,173	$375,000,000	$—	$—	$4,285,827	56%	100%
One Patriots Park (formerly 12310 Sunrise Valley) (9)	Q2 2012	Q2 2012	Reston, VA	1	267,531	60,535,770	67,000,000	—	—	6,264,230	100%	100%

Total Projects placed in Service				2	623,129	$431,249,943	$442,000,000	$—	$—	$10,550,057	75%	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT
		Sub Market		# of Buildings	Existing Square Feet	Leased %	Annualized Revenue Per Leased SF (10)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (11)
6601 Springfield Center Drive		Fairfax County VA		1	26,388	37.2%	$12.29	N	S	386,000
North First Business Park		San Jose CA		5	190,636	87.2%	14.62	N	S	683,000
601 Massachusetts Avenue (12)		East End Washington DC		1	211,000	100.0%	28.31	N	CBD	478,000

Total Properties held for Re-Development				7	428,024	90.4%	$22.02			1,547,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share. Includes net revenue and interest carry during lease up period and acquisition expenses.
(3)	Represents percentage leased as of January 25, 2013, including leases with future commencement dates and excluding residential space .
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	The Company commenced redevelopment of 12300 Sunrise Drive on January 3, 2012 and expects to have it available for occupancy during the second quarter of 2013. Project cost includes the incremental costs related to redevelopment and excludes original investment in the asset.
(6)	The project is part of a lease extension and space expansion with a tenant at Cambridge Center for approximately 292,000 square feet.
(7)	The Company terminated the construction loan on December 18, 2012.
(8)	Investment to Date excludes approximately $24.8 million of cost that were expensed in prior periods in connection with the suspension of development activities. Estimated Total Investment includes approximately $230 million of interest capitalization.
(9)	The Company commenced redevelopment of 12310 Sunrise Drive on July 5, 2011 and was placed in service on May 4, 2012 Project cost includes the incremental costs related to redevelopment and excludes original investment in the asset.
(10)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(11)	The incremental square footage increase in Estimated Future SF is included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 49.
(12)	The Company executed a lease with Arnold & Porter on December 21, 2012 for approximately 376,000 square feet, or 79% of the building, at 601 Massachusetts Avenue. Construction is expected to commence in Q2 2013.

Boston Properties, Inc.

Fourth Quarter 2012

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of December 31, 2012

Location	Acreage	Approximate Developable Square Feet
San Jose, CA (1) (2)	44.0	2,409,364
Reston, VA	33.8	910,000
Waltham, MA	25.4	1,150,000
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	773,612
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Boston, MA	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Washington, DC (1)	1.0	267,000
Andover, MA	10.0	110,000
New York, NY (50% ownership) (3)	0.2	TBD
San Francisco, CA (4)	0.2	22,000

	365.1	9,160,976

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of December 31, 2012

Location	Acreage	Approximate Developable Square Feet
Princeton, NJ (5)	143.1	1,780,000
Cambridge, MA (6)	—	207,500
San Francisco (50% ownership) (7)	1.1	1,400,000

	144.2	3,387,500

(1)	Excludes the existing square footage related to sites being held for future re-development included on page 48.
(2)	Includes an additional 460,000 of developable square footage at our 3200 Zanker Road project.
(3)	The venture owns five lots with air rights and developable square footage remains to be determined.
(4)	On August 29, 2012, the Company acquired this corner site as part of the acquisition of 680 Folsom Street. It is an adjacent parcel with an approximate 22,000 square foot, vacant two-story structure that may be redeveloped in the future.
(5)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000.
(6)	Includes 7,500 square feet of development rights for office / lab space and the option to purchase 200,000 square feet of residential rights.
(7)	On October 19, 2012, the Company formed a 50/50 joint venture with an affiliate of Hines to pursue the acquisition of land in San Francisco, CA which could support a 61 story, 1.4 million square foot office building, to be known as Transbay Tower. The joint venture has executed a purchase agreement for the site and provided a $10 million deposit with closing subject to customary conditions.

Boston Properties, Inc.

Fourth Quarter 2012

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated real estate, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commissions, (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting the non-cash termination adjustment. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit. The calculation of total consolidated market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Combined Debt to Total Combined Market Capitalization Ratio

Total combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit. The calculation of total combined market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved.

We present this ratio because, following our acquisitions of 767 Fifth Avenue (The GM Building), Two Grand Central Tower, 125 West 55th Street and 540 Madison Avenue through unconsolidated joint ventures in June and August 2008, our share of unconsolidated joint venture debt increased significantly compared to prior periods when the amount of assets held through unconsolidated joint ventures was significantly smaller. In light of the difference between our total consolidated debt and our total combined debt, we believe that also presenting our total combined debt to total combined market capitalization may provide investors with a more complete picture of our leverage. Investors should understand that our total combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total combined debt to total combined market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Fourth Quarter 2012

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, corporate general and administrative expense, transaction costs, depreciation and amortization, losses from early extinguishment of debt and interest expense, less development and management services income, income from unconsolidated joint ventures, interest and other income, losses (gains) from investments in securities and (income) loss from discontinued operations. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of net operating income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company’s portfolio information tables or other portfolio level statistics because they have deficiencies in property characteristics which provide opportunity to create value. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, but excludes the impact of the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our active portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund). In-service properties exclude hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 and 40 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Rental obligations at the end of the reporting period, including contractual base rents, percentage rent and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements.

Future Annualized Revenue

Rental obligations including the sum of (i) contractual base rents at lease expiration and (ii) percentage rent and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements.

Boston Properties, Inc.

Fourth Quarter 2012

Definitions

Average Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted average number of occupied units.

Economic Occupancy

Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing occupied units at contract rates and vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Market Rents

Market Rents used by the Company in calculating Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Physical Occupancy

Physical occupancy is defined as the number of occupied units divided by the total number of units, expressed as a percentage.